UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2022

Cartesian Growth Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40103	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 461-6363

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one class A ordinary share and one-third of one Warrant	GLBLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GLBL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GLBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

As previously announced, on September 19, 2021, Cartesian Growth Corporation, an exempted company incorporated under the laws of the Cayman Islands (“Cartesian”), Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company (“TWMH”), TIG Trinity GP, LLC, a Delaware limited liability company (“TIG GP”), TIG Trinity Management, LLC, a Delaware limited liability company (“TIG MGMT” and, together with TIG GP, the “TIG Entities”) and Alvarium Investments Limited, an English private limited company (“Alvarium” and, together with TWMH and the TIG Entities, the “Companies” and each a “Company”), entered into a business combination agreement (as previously amended, the “Original Business Combination Agreement”) by and among Cartesian, Rook MS LLC, a Delaware limited liability company (“Umbrella Merger Sub”), TWMH, the TIG Entities, Alvarium, and Alvarium Tiedemann Capital, LLC, a Delaware limited liability company (“Umbrella”). On October 25, 2022, Cartesian, Umbrella Merger Sub, TWMH, the TIG Entities, Alvarium, and Umbrella entered into an Amended & Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things, the Original Business Combination Agreement was amended and restated to provide that:

•

at Closing, Cartesian shall, or shall cause CST to, simultaneously (i) cancel a number of SPAC Class A Ordinary Shares held by Sponsor equal to the number of the Sponsor Redemption Shares and (ii) issue the Non-Redeeming Bonus Shares on a pro rata basis by number of Non-Redeemed SPAC Class A Common Shares to the holders of such Non-Redeemed SPAC Class A Common Shares;

•	the term “Outside Date” shall mean January 4, 2023;

•

1,050,000 shares of the TWMH Members Earn-Out Consideration and 1,050,000 shares of the TIG Entities Members Earn-Out Consideration shall be issued at Closing (as defined in the Business Combination Agreement);

•

a termination fee in an amount of $5,500,000 shall be payable by Alvarium (severally and not jointly) to Cartesian, and a termination fee in an aggregate amount of $11,000,000 shall be payable by the TIG Entities and TWMH (jointly and severally) to Cartesian, if Cartesian shall have terminated the Business Combination Agreement pursuant to Section 12.01(b) thereof, as described more fully below under “Termination Fee”;

•

on the Closing Date, immediately following the Alvarium Exchange Effective Time but prior to the Umbrella Merger, Cartesian shall contribute SPAC Class B Common Stock and cash to a newly formed wholly owned Delaware corporation (“SPAC Holdings”), which SPAC Holdings shall then contribute to Umbrella Merger Sub; and

•

11,788,132 shares of SPAC Class A Common Stock shall be initially reserved for the post-combination company’s equity incentive plan and 1,813,559 shares of SPAC Class A Common Stock shall be initially reserved for the post-combination company’s employee stock purchase plan.

•

In addition, the form of Registration Rights and Lock-Up Agreement attached as Exhibit F to the Business Combination Agreement was amended to reduce from 100% to 50% the percentage of Lock-Up Shares held by the Inactive Target Holders (as defined therein) that are restricted from transfer thereunder.

Certain Definitions

•

“Non-Redeemed SPAC Class A Common Shares” means the shares of SPAC Class A Common Stock issued in respect of the SPAC Ordinary Shares held by SPAC Shareholders (excluding, for the avoidance of doubt, SPAC Ordinary Shares that are subject to the SPAC Share Redemption, shares of SPAC Class A Common Stock issued in respect of the SPAC Class B Ordinary Shares, and any shares of SPAC Class A Common Stock issued as Alvarium Shareholders Share Consideration or Aggregate Voting Share Consideration).

•

“Non-Redeeming Bonus Shares” means a number of newly issued shares of SPAC Class A Common Stock equal to the product of (a) the number of Sponsor Redemption Shares forfeited and cancelled pursuant to Section 3 of the Sponsor Support Agreement multiplied by (b) a fraction (i) the numerator of which is the number of Non-Redeemed SPAC Class A Common Shares and (ii) the denominator of which is the sum of the number of Non-Redeemed SPAC Class A Common Shares and the number of Private Placement Shares.

•

“Private Placement Shares” means the shares of SPAC Class A Common Stock initially subscribed for pursuant to the Private Placements, not taking into account any additional shares of SPAC Class A Common Stock issued by amendment thereof.

•	“Sponsor Redemption Shares” means the 2,850,000 SPAC Class B Ordinary Shares held by the Sponsor and subject to forfeiture pursuant to Section 3 of the Sponsor Support Agreement.

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the transactions contemplated thereby (collectively, the “Business Combination”), are summarized below. As the Business Combination Agreement amends and restates the Original Business Combination Agreement, certain references to the Business Combination Agreement that are contained in the summaries below are intended to refer to the Original Business Combination Agreement, as the context requires. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Structure of the Transaction

The Business Combination will be structured as follows:

(a)	Pursuant to the Business Combination Agreement:

(i)

prior to the closing of the Business Combination Agreement, TWMH and the TIG Entities will take, or cause to be taken, all actions necessary to implement a reorganization such that TWMH and the TIG Entities shall be wholly owned direct or indirect subsidiaries of Umbrella and Umbrella shall be owned solely by the members of TWMH, the members of TIG GP and the members of TIG MGMT;

(ii)

prior to the Closing, Alvarium will take, or cause to be taken, all actions necessary to implement a reorganization such that Alvarium will be the wholly owned indirect subsidiary of a newly formed Isle of Man entity (“Alvarium Topco”), and Alvarium Topco will be owned solely by the shareholders of Alvarium;

(iii)

on the Business Day prior to the Closing Date, Cartesian will domesticate as a corporation formed under the laws of the State of Delaware and deregister as an exempted company incorporated under the laws of the Cayman Islands, pursuant to which each Class A ordinary share of Cartesian outstanding shall be converted into the right to receive one share of Class A Common Stock of Cartesian and Cartesian will be renamed “Alvarium Tiedemann Holdings, Inc.”;

(iv)

at the Closing, TIG MGMT, TIG GP and Umbrella will enter into the Distribution Agreement, pursuant to which (a) TIG MGMT will distribute to Umbrella all of the issued and outstanding shares or partnership interests, as applicable, that it holds through its strategic investments in External Strategic Managers, and (b) TIG GP will distribute to Umbrella all of the issued and outstanding shares or interests that it holds through its strategic investment in an External Strategic Manager;

(v)

at the Closing, (a) each Alvarium Shareholder (other than the Alvarium Class C Shareholder will exchange his, her or its (1) ordinary shares of Alvarium Topco and (2) Class A Shares of Alvarium Topco and (b) the Alvarium Class C Shareholder will exchange his, her or its Alvarium Class C Share, and upon the consummation of the Alvarium Exchange and the Alvarium Class C Shareholder Exchange, Alvarium Topco will become a direct wholly-owned subsidiary of Cartesian;

(vi)	at the Closing, Cartesian shall contribute shares of Class B Common Stock and cash to a newly formed wholly owned Delaware corporation;

(vii)

at the Closing, immediately following the effective time of the Alvarium Exchange, Umbrella Merger Sub will merge with and into Umbrella, with Umbrella surviving such merger as a direct subsidiary of Cartesian;

(viii)

at the Closing, following the Alvarium Exchange and the Umbrella Merger, Cartesian and Umbrella will enter into the Alvarium Contribution Agreement, pursuant to which (a) Cartesian will contribute all of the issued and outstanding shares of Alvarium Topco that it holds to Umbrella, (b) upon the consummation of the Alvarium Contribution, Alvarium Topco will become a wholly-owned subsidiary of Umbrella, and (c) following the Closing, Alvarium Topco will be liquidated, whereupon Alvarium Holdings LLC (to be renamed Alvarium Tiedemann Holdings, LLC) will become the wholly owned direct subsidiary of Umbrella; and

(ix)

at the Closing, in accordance with the Sponsor Support Agreement, Cartesian will simultaneously (i) cancel a number of SPAC Class A Ordinary Shares held by Sponsor equal to the number of Sponsor Redemption Shares and (ii) issue the Non-Redeeming Bonus Shares to holders of Non-Redeemed Cartesian Class A Common Shares on a pro-rata basis based on the number of Non-Redeemed SPAC Class A Common Shares held by such holders.

(b)

Concurrently with the execution and delivery of the Original Business Combination Agreement, Cartesian entered into Subscription Agreements with certain investors pursuant to which such investors, upon the terms and subject to the conditions set forth therein, will purchase, following the Domestication, 16,836,715 shares of Class A Common Stock for an aggregate purchase price of $164,999,807, in a private placement or placements (as amended by PIPE Subscription Agreement Amendments (as defined below)), the “Initial Private Placements”) to be consummated immediately prior to the consummation of the Business Combination;

(c)

Concurrently with the execution and delivery of the Original Business Combination Agreement, Cartesian, Alvarium, TWMH, the TIG Entities, the Key TWMH Members, the Key TIG GP Members and the Key TIG MGMT Members entered into the Member Support Agreement (the “TWMH and TIG Member Support Agreement”), described in more detail below;

(d)

Concurrently with the execution and delivery of the Original Business Combination Agreement, Cartesian, CGC Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), Alvarium, TWMH and the TIG Entities entered into the Sponsor Support Agreement (as amended by the Sponsor Support Agreement Amendment (as defined below)), the “Sponsor Support Agreement”), described in more detail below;

(e)

At the Closing, Cartesian, certain Cartesian Shareholders (including Sponsor), the Alvarium Shareholders, the TWMH Members, the TIG GP Members and the TIG MGMT Members will enter into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”);

(f)	At the Closing, Cartesian, the TWMH Members, the TIG GP Members and the TIG MGMT Members will enter into a Tax Receivable Agreement; and

(g)

Prior to or at the Closing but effective as of and conditioned upon the Closing, the TWMH Specified Employees and the TIG Entities Specified Employees will enter into an Executive Employment and Restrictive Covenant Agreement with Cartesian or its Subsidiaries, the terms and conditions of which will be (i) mutually agreed among the parties between the date of the Business Combination Agreement and the Closing Date and (ii) customary for a public company (collectively, the “Employment Agreements”), except that the Employment Agreement with Michael Tiedemann was executed concurrently with the Original Business Combination Agreement.

Non-Redeeming Bonus Shares

Unlike most other business combinations with special purpose acquisition companies, the Business Combination is structured to provide public holders of SPAC Class A Ordinary Shares that do not redeem their shares and investors in the Private Placements with a right to a pro rata pool of additional SPAC Class A Common Stock created through the forfeiture of shares by the Sponsor. Neither the equityholders of the Companies nor the Sponsor will get the benefit of such additional shares due to, in the case of equityholders of the Companies, their interests as equityholders of the Companies, or, in the case of the Sponsor, its ownership of the Founder Shares (however, any such person who purchases SPAC Class A Ordinary Shares prior to the Closing or SPAC Class A Common Shares in connection with the Private Placements shall receive the corresponding amount of additional shares, as described above under “—Structure of the Transaction” and below under “Amendment to Subscription Agreements”).

In connection with the Closing, Cartesian will issue additional shares of SPAC Class A Common Stock to the holders of SPAC Class A Ordinary Shares who do not elect to redeem their shares in connection with the Business Combination as well as to investors who purchase Class A Common Stock pursuant to a Private Placement. The number of additional shares will be based on the total redemptions and the number of shares issuable in the Private Placements. As a result, for each SPAC Class A Ordinary Share, non-redeeming Public Shareholders will receive an additional number of shares of Class A Common Stock, unless redemptions by the Public Shareholders are less than 61.59%, in which case no Sponsor Redemption Shares will be forfeited and no Non-Redeeming Bonus Shares will be issued.

Conversion of Securities; Exchange of Certificates; Certificates; Payment Spreadsheets.

Alvarium Exchange. At the Alvarium Exchange Effective Time:

(a)

by virtue of the Alvarium Exchange and pursuant to, and in accordance with, the Alvarium Exchange Agreement, the Alvarium ordinary shares issued and outstanding immediately prior to the Alvarium Exchange Effective Time and held by each Alvarium Shareholder will be transferred by each such Alvarium Shareholder to Cartesian and each Alvarium Shareholder will subscribe for, be issued and/or receive, in exchange therefor, as applicable:

(i)

a number of shares of Class A Common Stock equal to such Alvarium Shareholder’s portion of the Alvarium Shareholders Share Consideration set forth in, and in accordance with, the Alvarium Payment Spreadsheet (with each such Alvarium Shareholder receiving the number of shares of Class A Common Stock set forth opposite such Alvarium Shareholder’s name on the Alvarium Payment Spreadsheet); and

(ii)

such Alvarium Shareholder’s portion of the Alvarium Shareholders Earn-Out Consideration set forth in, and in accordance with, the Alvarium Payment Spreadsheet (with each such Alvarium Shareholder to receive the right to receive the portion of the Alvarium Shareholders Earn-Out Consideration set forth opposite such Alvarium Shareholder’s name on the Alvarium Payment Spreadsheet).

(b)

by virtue of the Alvarium Exchange and pursuant to, and in accordance with, the Alvarium Exchange Agreement, the Alvarium Class A Shares issued and outstanding immediately prior to the Alvarium Exchange Effective Time and held by each Alvarium Shareholder will be transferred by each such Alvarium Shareholder to Cartesian and each Alvarium Shareholder will subscribe for, be issued and/or receive, in exchange therefor, as applicable:

(i)

a number of shares of Class A Common Stock equal to such Alvarium Shareholder’s portion of the Alvarium Shareholders Share Consideration set forth in, and in accordance with, the Alvarium Payment Spreadsheet (with each such Alvarium Shareholder receiving the number of shares of Class A Common Stock set forth opposite such Alvarium Shareholder’s name on the Alvarium Payment Spreadsheet); and

(ii)

such Alvarium Shareholder’s portion of the Alvarium Shareholders Earn-Out Consideration set forth in, and in accordance with, the Alvarium Payment Spreadsheet (with each such Alvarium Shareholder to receive the right to receive the portion of the Alvarium Shareholders Earn-Out Consideration set forth opposite such Alvarium Shareholder’s name on the Alvarium Payment Spreadsheet).

(c)

the Alvarium Class C Share issued and outstanding immediately prior to the Alvarium Exchange Effective Time and held by the Alvarium Class C Shareholder shall be transferred by the Alvarium Class C Shareholder to Cartesian and the Alvarium Class C Shareholder shall subscribe for, be issued and/or receive, in exchange therefor, as applicable:

(i)

a number of shares of SPAC Class A Common Stock equal to the Alvarium Class C Shareholder’s portion of the Alvarium Shareholders Share Consideration set forth in, and in accordance with, the Alvarium Payment Spreadsheet (with the Alvarium Class C Shareholder receiving the number of shares of SPAC Class A Common Stock set forth opposite the Alvarium Class C Shareholder’s name on the Alvarium Payment Spreadsheet); and

(ii)

the Alvarium Class C Shareholder’s portion of the Alvarium Shareholders Earn-Out Consideration set forth in, and in accordance with, the Alvarium Payment Spreadsheet (with the Alvarium Class C Shareholder to receive the right to receive the portion of the Alvarium Shareholders Earn-Out Consideration as set forth opposite the Alvarium Class C Shareholder’s name on the Alvarium Payment Spreadsheet).

(d)

as a result of the Alvarium Exchange and the Alvarium Class C Shareholder Exchange, each Alvarium Shareholder will cease to be a holder of any Alvarium Shares and Cartesian will immediately become the beneficial owner thereof (the date and time of Cartesian becoming the beneficial owner of the Alvarium Shares (or such later time as may be agreed by each of the parties and specified in the Alvarium Exchange Agreement) being the “Alvarium Exchange Effective Time”) and be recorded in the register of members of Alvarium as the legal holder of all of the Alvarium Shares.

Umbrella Merger. At the Umbrella Merger Effective Time, by virtue of the Umbrella Merger and without any action on the part of Umbrella, Umbrella Merger Sub, TWMH, the TIG Entities, or the holders of any of the following securities:

(a)

The Umbrella Pre-Merger Class B Units issued and outstanding immediately prior to the Umbrella Merger Effective Time and held by each TWMH Member will automatically be converted into and become the right to receive:

(i)

a number of Umbrella Class B common units equal to such TWMH Member’s portion of the TWMH Members Interests Consideration set forth in, and in accordance with, the TWMH Payment Spreadsheet (with each such TWMH Member to receive the right to receive the number of Umbrella Class B common units set forth opposite such TWMH Member’s name on the TWMH Payment Spreadsheet);

(ii)

a number of shares of Class B Common Stock equal to such TWMH Member’s portion of the TWMH Members Voting Share Consideration set forth in, and in accordance with, the TWMH Payment Spreadsheet (with each such TWMH Member to receive the right to receive the number of shares of Class B Common Stock set forth opposite such TWMH Member’s name on the TWMH Payment Spreadsheet);

(iii)

such TWMH Member’s portion of the TWMH Members Cash Consideration set forth in, and in accordance with, the TWMH Payment Spreadsheet (with each such TWMH Member to receive the right to receive the portion of the TWMH Members Cash Consideration set forth opposite such TWMH Member’s name on the TWMH Payment Spreadsheet); provided, however, that the TWMH Members Cash Consideration payable to any (1) Active TWMH Member will be an amount in cash that reflects the sale of no more than 10% of the number of TWMH Interests that such Active TWMH Member holds immediately prior to the Umbrella Merger Effective Time set forth in the TWMH Payment Spreadsheet and (2) Inactive TWMH Member will be an amount in cash that reflects the sale of no less than 15% of the number of TWMH Interests that such Inactive TWMH Member holds immediately prior to the Umbrella Merger Effective Time set forth in the TWMH Payment Spreadsheet; and

(iv)

such TWMH Member’s portion of the TWMH Members Earn-Out Consideration set forth in, and in accordance with, the TWMH Payment Spreadsheet (with each such TWMH Member to receive the right to receive the portion of the TWMH Members Earn-Out Consideration set forth opposite such TWMH Member’s name on the TWMH Payment Spreadsheet)

(b)

The Umbrella Pre-Merger Class B Units issued and outstanding immediately prior to the Umbrella Merger Effective Time and held by each TIG GP Member will automatically be converted into and become the right to receive:

(i)

a number of Umbrella Class B common units equal to such TIG GP Member’s portion of the TIG Members Interests Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG GP Member to receive the right to receive the number of Umbrella Class B common units set forth opposite such TIG GP Member’s name on the TIG Entities Payment Spreadsheet);

(ii)

a number of shares of Class B Common Stock equal to such TIG GP Member’s portion of the TIG Entities Members Voting Share Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG GP Member to receive the right to receive the number of shares of Class B Common Stock set forth opposite such TIG GP Member’s name on the TIG Entities Payment Spreadsheet);

(iii)

such TIG GP Member’s portion of the TIG Entities Members Cash Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG GP Member to receive the right to receive the portion of the TIG Entities Members Cash Consideration set forth opposite such TIG GP Member’s name on the TIG Entities Payment Spreadsheet); provided, however, that the TIG Entities Members Cash Consideration payable to any (1) Active TIG GP Member will be an amount in cash that reflects the sale of no more than 10% of the number of TIG GP Interests that such Active TIG GP Member holds immediately prior to the Umbrella Merger Effective Time set forth in the TIG Entities Payment Spreadsheet and (2) Inactive TIG GP Member will be an amount in cash that reflects the sale of no less than 20% of the number of TIG GP Interests that such Inactive TIG GP Member holds immediately prior to the Umbrella Merger Effective Time set forth in the TIG Entities Payment Spreadsheet; and

(iv)

such TIG GP Member’s portion of the TIG Entities Members Earn-Out Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG GP Member to receive the right to receive the portion of the TIG Entities Members Earn-Out Consideration set forth opposite such TIG GP Member’s name on the TIG Entities Payment Spreadsheet).

(c)

The Umbrella Pre-Merger Class B Units issued and outstanding immediately prior to the Umbrella Merger Effective Time and held by each TIG MGMT Member will automatically be converted into and become the right to receive:

(i)

a number of Umbrella Class B common units equal to such TIG MGMT Member’s portion of the TIG Entities Members Interests Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG MGMT Member to receive the right to receive the number of Umbrella Class B common units set forth opposite such TIG MGMT Member’s name on the TIG Entities Payment Spreadsheet);

(ii)

a number of shares of Class B Common Stock equal to such TIG MGMT Member’s portion of the TIG Entities Members Voting Share Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG MGMT Member to receive the right to receive the number of shares of Class B Common Stock set forth opposite such TIG MGMT Member’s name on the TIG Entities Payment Spreadsheet);

(iii)

such TIG MGMT Member’s portion of the TIG Entities Members Cash Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG MGMT Member to receive the right to receive the portion of the TIG Entities Members Cash Consideration set forth opposite such TIG MGMT Member’s name on the TIG Entities Payment Spreadsheet); provided, however, that the TIG Entities Members Cash Consideration payable to any (1) Active TIG MGMT Member will be an amount in cash that reflects the sale of no more than 10% of the number of TIG MGMT Interests that such Active TIG MGMT Member holds immediately prior to the Umbrella Merger Effective Time set forth in the TIG Entities Payment Spreadsheet and (2) Inactive TIG MGMT Member will be an amount in cash that reflects the sale of no less than 20% of the number of TIG MGMT Interests that such Inactive TIG MGMT Member holds immediately prior to the Umbrella Merger Effective Time set forth in the TIG Entities Payment Spreadsheet; and

(iv)

such TIG MGMT Member’s portion of the TIG Entities Members Earn-Out Consideration set forth in, and in accordance with, the TIG Entities Payment Spreadsheet (with each such TIG MGMT Member to receive the right to receive the portion of the TIG Entities Members Earn-Out Consideration set forth opposite such TIG MGMT Member’s name on the TIG Entities Payment Spreadsheet).

(d)

The limited liability company interests of Umbrella Merger Sub held by Cartesian and issued and outstanding immediately prior to the Umbrella Merger Effective Time will be automatically converted into and exchanged for a number of Umbrella Class A Common Units equal to the number of shares of Class A Common Stock held by the stockholders of Cartesian following the Umbrella Merger Effective Time.

Certificates.

(a)

Cartesian Certificate. At least five Business Days prior to the Closing Date, Cartesian will cause the Chief Financial Officer of Cartesian (solely in his capacity as such) to deliver to the Companies a certificate (the “Cartesian Certificate”) certified by such Chief Financial Officer (solely in his capacity as such) setting forth Cartesian’s good faith estimate of the Transaction Expenses of Cartesian (including for the avoidance of doubt any Additional Banking Fees), including reasonable supporting materials for the amount of each item included in the Transaction Expenses of Cartesian.

(b)

Alvarium Certificate. At least five Business Days prior to the Closing Date, Alvarium will cause the Chief Financial Officer of Alvarium (solely in his capacity as such) to deliver to Cartesian, TWMH and the TIG Entities a certificate (the “Alvarium Certificate”) certified by such Chief Financial Officer (solely in his capacity as such) setting forth: Alvarium’s good faith estimate of (i) the Transaction Expenses of Alvarium, (ii) the Cash of Alvarium its Subsidiaries (the “Alvarium Subsidiaries”) as of the Reference Time, and (iii) the Indebtedness of Alvarium and the Alvarium Subsidiaries as of the Reference Time, including reasonable supporting materials for the amounts of each item included in the Alvarium Certificate.

(c)

TWMH Certificate. At least five Business Days prior to the Closing Date, TWMH will cause the Chief Operating Officer of TWMH (solely in his capacity as such) to deliver to Cartesian, the TIG Entities and Alvarium a certificate (the “TWMH Certificate”) certified by such Chief Operating Officer (solely in his capacity as such) setting forth: TWMH’s good faith estimate of (i) the Transaction Expenses of TWMH, (ii) the Cash of TWMH and its Subsidiaries (the “TWMH Subsidiaries”) as of the Reference Time, and (iii) the Indebtedness of TWMH and the TWMH Subsidiaries as of the Reference Time, including reasonable supporting materials for the amounts of each item included in the TWMH Certificate.

(d)

TIG GP Certificate. At least five Business Days prior to the Closing Date, TIG GP will cause the Chief Administrative Officer of TIG GP, (solely in her capacity as such) to deliver to Cartesian, TWMH and Alvarium a certificate (the “TIG GP Certificate”) certified by such Chief Administrative Officer (solely in her capacity as such) setting forth: (i) TIG GP’s good faith estimate of (i) the Transaction Expenses of TIG GP, (ii) the Cash of TIG GP and its Subsidiaries as of the Reference Time, and (iii) the Indebtedness of TIG GP and its Subsidiaries as of the Reference Time, including reasonable supporting materials for the amounts of each item included in the TIG GP Certificate.

(e)

TIG MGMT Certificate. At least five Business Days prior to the Closing Date, TIG MGMT will cause the Chief Administrative Officer of TIG MGMT (solely in her capacity as such) to deliver to Cartesian, TWMH and Alvarium a certificate (the “TIG MGMT Certificate” and, together with the Alvarium Certificate, the TWMH Certificate, and the TIG GP Certificate, the “Company Certificates”) certified by such Chief Administrative Officer (solely in her capacity as such) setting forth: TIG MGMT’s good faith estimate of (i) the Transaction Expenses of TIG MGMT, (ii) the Cash of TIG MGMT and its Subsidiaries as of the Reference Time, and (iii) the Indebtedness of TIG MGMT and its Subsidiaries as of the Reference Time, including reasonable supporting materials for the amounts of each item included in the TIG MGMT Certificate.

(f)

Company Certificates. Following delivery of the Company Certificates, Cartesian and the Companies will use their respective reasonable best efforts to agree in good faith on such Company Certificates as soon as possible, and in any event, not less than three Business Days prior to the Closing Date. In the event that Cartesian and the Companies are unable to agree on the Cash amount set forth in such Company Certificates within the two Business Day period following their delivery, then such amount will be referred (as soon as practicable and no later than the first Business Day following expiry of such two Business Day period) to the Expert for determination, and the Closing Date will be deferred (if required) to the next available Business Day following such Expert’s determination (which date will not be more than six Business Days following the date of referral). Among other things, the Expert will be directed to render its determination within five Business Days of appointment. In the absence of manifest error, the Expert’s determination will be final and binding.

Payment Spreadsheets. Promptly following the agreement or determination of the Company Certificates and, in any event, not less than two Business Days prior to the Closing Date and based upon such Company Certificates, Cartesian and the Companies will calculate (a) the Companies Equity Value, (b) the New Shareholder Equity Value, and (c) each component of the Aggregate Transaction Consideration, including the (i) Alvarium Shareholders Earn-Out Consideration, (ii) Alvarium Shareholders Share Consideration, (iii) TWMH Members Interests Consideration, (iv) TWMH Members Voting Share Consideration, (v) TWMH Members Cash Consideration, (vi) TWMH Members Earn-Out Consideration, (vii) TIG Entities Members Interests Consideration, (viii) TIG Entities Members Voting Share Consideration, (ix) TIG Entities Members Cash Consideration, and (x) TIG Entities Members Earn-Out Consideration and, based upon such calculations, (i) Alvarium will deliver to Cartesian the Alvarium Payment Spreadsheet and, as promptly as practicable following such delivery, Alvarium and Cartesian will work together in good faith to finalize the Alvarium Payment Spreadsheet, (ii) TWMH will deliver to Cartesian the TWMH Payment Spreadsheet and, as promptly as practicable following such delivery, Cartesian and TWMH will work together in good faith to finalize the TWMH Payment Spreadsheet, and (iii) TIG Entities will deliver to Cartesian the TIG Entities Payment Spreadsheet and, as promptly as practicable following such delivery, Cartesian and TIG Entities will work together in good faith to finalize the TIG Entities Payment Spreadsheet. The allocation of the components of Aggregate Transaction Consideration set forth in each of the Payment Spreadsheets will, to the fullest extent permitted by applicable law, be final and binding on all parties and will be used by Cartesian for purposes of paying and issuing the components of Aggregate Transaction Consideration to the Alvarium Shareholders, the TWMH Members, the TIG GP Members, and the TIG MGMT Members, as applicable, absent manifest error. In paying and issuing the Aggregate Transaction Consideration, Cartesian will, to the fullest extent permitted by applicable law, be entitled to rely fully on the information set forth in the Payment Spreadsheets, absent manifest error.

Consideration to be Received in the Business Combination

Pursuant to the Business Combination Agreement, the aggregate value of the consideration to be paid to the shareholders of Alvarium, the members of the TIG Entities and the members of TWMH pursuant to the transactions contemplated by the Business Combination Agreement is $1,079,900,000 (the “Companies Enterprise Value”) subject to adjustments as described below (as adjusted, the “Companies Equity Value”), distributed as follows:

(a)

30.94% of the Companies Equity Value will be paid to the existing shareholders of Alvarium, consisting of (i) shares of Class A Common Stock at a price of $10.00 per share (subject to adjustment as described below, the “Alvarium Shareholders Share Consideration”) plus (ii) the Alvarium Warrants;

(b)

35.21% of the Companies Equity Value will be paid to the members of the TIG Entities, consisting of (i) cash consideration in the amount equal to 70.2% of the Aggregate Cash Consideration (the “TIG Entities Members Cash Consideration”), and the remainder in (ii) Umbrella Class B common units (subject to adjustment as described below, the “TIG Entities Members Interests Consideration”) and a number of vote-only shares of Class B Common Stock equal to the number of Umbrella Class B common units issuable collectively to the members of the TIG Entities (the “TIG Entities Members Voting Share Consideration”) plus (iii) the TIG Warrants;

(c)

33.85% of the Companies Equity Value will be paid to the members of TWMH consisting of (i) cash consideration in the amount equal to 29.8% of the Aggregate Cash Consideration (the “TWMH Members Cash Consideration”), and the remainder in (ii) Umbrella Class B common units (subject to adjustment as described below, the “TWMH Members Interests Consideration”) and a number of vote-only shares of Class B Common Stock equal to the number of Umbrella Class B common units issuable collectively to the members of TWMH (the “TWMH Members Voting Share Consideration”) plus (iii) the TWMH Warrants.

The Companies Equity Value is subject to (i) an upward adjustment equal to the Cash of the Target Companies and their subsidiaries as of the Reference Time, (ii) a downward adjustment equal to the Indebtedness of the Target Companies and their subsidiaries as of the Reference Time, (iii) an upward adjustment equal to the Available Cash, (iv) an upward adjustment equal to the amount of any Additional Banking Fees, (v) an upward adjustment equal to the amount of the Alvarium Reorganization Expenses not to exceed $750,000, (vi) an upward adjustment equal to the Public Market Readiness Expenses not to exceed an aggregate amount of $7,400,000, (vii) an upward adjustment equal to $2,100,000, and (viii) a downward adjustment equal to the New Shareholder Equity Value.

The Aggregate Cash Consideration is equal to $100,000,000; provided, that if Available Cash equals an amount less than $100,000,000, then the Aggregate Cash Consideration shall be an amount equal to the Available Cash.

The Alvarium Shareholders Share Consideration deliverable at Closing is subject to an upward adjustment equal to the difference of (a) $10,000,000 minus (b) the difference of (i) (A) the Indebtedness of Alvarium and the Alvarium Subsidiaries as of the Reference Time plus (B) the Alvarium Excess Transaction Expenses plus (C) the amount, if any, by which the Alvarium Reorganization Expenses exceed the Alvarium Reorganization Expenses Cap (each expressed as a positive number) minus (ii) the sum of (x) the Cash of Alvarium and the Alvarium Subsidiaries as of the Reference Time and (y) the Incurred Alvarium Expenses (expressed as a positive number); minus (iii) $3,713,580, being an amount equal to the value of the tax benefit of the Reliefs available to Alvarium; provided, that, the sum of (1) the value of component (ii) set out above, plus (2) the value of component (ii) set out in the TIG Entities Closing Cash Adjustment plus (3) the value of component (ii) set out in the TWMH Closing Cash Adjustment shall not exceed an aggregate amount of $45,000,000

The TIG Entities Members Interests Consideration deliverable at Closing is subject to an upward adjustment equal to the difference of (a) $40,500,000 minus (b) the difference of (i) the Indebtedness of the TIG Entities and the TIG Subsidiaries as of the Reference Time plus the TIG Excess Transaction Expenses (each expressed as a positive number) minus (ii) the sum of (x) Cash of the TIG Entities and the TIG Subsidiaries as of the Reference Time, plus (y) the Incurred TIG Expenses (expressed as a positive number) minus (iii) $2,074,148.60, being an amount equal to the value of the tax benefit of the Reliefs available to the TIG Entities; provided, that, the sum of (1) the value of component (ii) set out above, plus (2) the value of component (ii) set out in the Alvarium Closing Cash Adjustment plus (3) the value of component (ii) set out in the TWMH Closing Cash Adjustment shall not exceed an aggregate amount of $45,000,000

The TWMH Members Interests Consideration deliverable at Closing is subject to an upward adjustment equal to the difference of (a) $11,000,000 minus (b) the difference of (i) the Indebtedness of TWMH and the TWMH Subsidiaries as of the Reference Time plus the TWMH Excess Transaction Expenses (each expressed as a positive number) minus (ii) the sum of (x) Cash of TWMH and the TWMH Subsidiaries as of the Reference Time, plus (y) the Incurred TWMH Expenses (expressed as a positive number) minus (iii) $1,066,092.52, being an amount equal to the value of the tax benefit of the Reliefs available to TWMH; provided, that, the sum of (1) the value of component (ii) set out above, plus (2) the value of component (ii) set out in the TIG Entities Closing Cash Adjustment plus (3) the value of component (ii) set out in the Alvarium Closing Cash Adjustment shall not exceed an aggregate amount of $45,000,000

In addition to the consideration described above, the members of the TIG Entities and the members of TWMH will have the right to receive certain payments under the Tax Receivable Agreement.

In addition to the consideration described above, (i) the shareholders of Alvarium shall, subject to the achievement of applicable targets, be issued additional shares of Class A Common Stock, and (ii) the members of the TIG Entities and the members of TWMH shall, subject to the achievement of applicable targets, be issued additional shares of Class B Common Stock and Umbrella Class B common units, as more fully described under the subheading “Earnout” below.

Earnout

Alvarium Shareholders Earn-Out Consideration. At Closing, in addition to the consideration to be received in connection with the Alvarium Exchange, the Company shall issue 2,100,000 shares of Class A Common Stock of the Alvarium Shareholders Earn-Out Consideration to the Alvarium Shareholders in accordance with, and pursuant to, the Alvarium Payment Spreadsheet. Following the

Closing, in addition to the consideration to be received in connection with the Alvarium Exchange and the consideration described in the first sentence of this paragraph, if, at any time during the period following the Closing and expiring on the fifth anniversary of the Closing Date (the “Earn-Out Period”), (i) the VWAP of the shares of Class A Common Stock equals or exceeds $12.50 for any 20 Trading Days within a period of 30 consecutive Trading Days (the “First Level Earn-Out Target”), then as soon as possible and in any event within ten Business Days following the achievement of the First Level Earn-Out Target, the Company will issue 50% of the excess of the Alvarium Shareholders Earn-Out Consideration over 2,100,000 shares of Class A Common Stock to the Alvarium Shareholders in accordance with, and pursuant to, the Alvarium Payment Spreadsheet and (ii) the VWAP of the shares of Class A Common Stock equals or exceeds $15.00 for any 20 Trading Days within a period of 30 consecutive Trading Days (the “Second Level Earn-Out Target” and, together with the First Level Earn-Out Target, the “Earn-Out Targets”), then as soon as possible and in any event within ten Business Days following the achievement of the Second Level Earn-Out Target, the Company will issue 50% of the excess of the Alvarium Shareholders Earn-Out Consideration over 2,100,000 shares of Class A Common Stock to the Alvarium Shareholders in accordance with, and pursuant to, the Alvarium Payment Spreadsheet.

TWMH Members Earn-Out Consideration. At Closing, in addition to the consideration to be received in connection with the Umbrella Merger, the Company shall issue, and the parties shall cause Umbrella to issue, 1,050,000 Umbrella Class B Common Units and shares of Class B Common Stock of the TWMH Members Earn-Out Consideration to the TWMH Members in accordance with, and pursuant to, the TWMH Payment Spreadsheet. Following the Closing, in addition to the consideration to be received in connection with the Umbrella Merger and the consideration described in the first sentence of this paragraph, if, at any time during the Earn-Out Period, (i) the First Level Earn-Out Target is achieved, then within ten Business Days following the achievement of the First Level Earn-Out Target, the Company will issue, and will cause Umbrella to issue, 50% of the excess of the TWMH Members Earn-Out Consideration over 1,050,000 Umbrella Class B Common Units and shares of Class B Common Stock to the TWMH Members in accordance with, and pursuant to, the TWMH Payment Spreadsheet and (ii) the Second Level Earn-Out Target is achieved, then within ten Business Days following the achievement of the Second Level Earn-Out Target, the Company will issue, and will cause Umbrella to issue, 50% of the excess of the TWMH Members Earn-Out Consideration over 1,050,000 Umbrella Class B Common Units and shares of Class B Common Stock to the TWMH Members in accordance with, and pursuant to, the TWMH Payment Spreadsheet.

TIG Entities Members Earn-Out Consideration. At Closing, in addition to the consideration to be received in connection with the Umbrella Merger, the Company shall issue, and the parties shall cause Umbrella to issue, 1,050,000 Umbrella Class B Common Units and shares of Class B Common Stock of the TIG Entities Members Earn-Out Consideration to the TIG GP Members and the TIG MGMT Members in accordance with, and pursuant to, the TIG Entities Payment Spreadsheet. Following the Closing, in addition to the consideration to be received in connection with the Umbrella Merger and the consideration described in the first sentence of this paragraph, if, at any time during the Earn-Out Period, (i) the First Level Earn-Out Target is achieved, then within ten Business Days following the achievement of the First Level Earn-Out Target, the Company will issue, and will cause Umbrella to issue, 50% of the excess of the TIG Entities Members Earn-Out Consideration over 1,050,000 Umbrella Class B Common Units and shares of Class B Common Stock to the TIG GP Members and the TIG MGMT Members in accordance with, and pursuant to, the TIG Entities Payment Spreadsheet and (ii) the Second Level Earn-Out Target is achieved, then within ten Business Days following the achievement of the Second Level Earn-Out Target, the Company will issue, and will cause Umbrella to issue, 50% of the excess of the TIG Entities Members Earn-Out Consideration over 1,050,000 Umbrella Class B Common Units and shares of Class B Common Stock to the TIG GP Members and the TIG MGMT Members in accordance with, and pursuant to, the TIG Entities Payment Spreadsheet.

If a Cartesian Change of Control occurs during the Earn-Out Period, then, immediately prior to the consummation of such Cartesian Change of Control, (i) any Earn-Out Target that has not been previously satisfied will be deemed to be satisfied and (ii) the Alvarium Shareholders’ Earn-Out Consideration, the TWMH Members Earn-Out Consideration, and the TIG Entities Members Earn-Out Consideration in connection with each such Earn-Out Target will be earned and no longer subject to the restrictions set forth in this section. “Cartesian Change of Control” means (A) a sale, lease, license or other disposition, in a single transaction or a series of related transactions, of 50% or more of the assets of Cartesian and its Subsidiaries, taken as a whole; (B) a merger, consolidation or other business combination of Cartesian in any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) acquiring at least 50% of the combined voting power of the then outstanding securities of Cartesian or the surviving person outstanding immediately after such merger, consolidation or other business combination; or (C) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) obtaining beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the voting stock of Cartesian representing more than 50% of the voting power of the capital stock of Cartesian entitled to vote for the election of directors of Cartesian.

Representations and Warranties

In General

The parties to the Business Combination Agreement have made customary representations and warranties, regarding aspects of the respective businesses, financial condition and structure of the parties, as well as other facts pertinent to the Business Combination. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and will not survive the Closing. These representations and warranties have been made solely for the benefit of the other parties to the Business Combination Agreement.

Under the Business Combination Agreement, TWMH has made representations and warranties regarding TWMH and its subsidiaries, including with respect to: organization and qualification; subsidiaries; organizational documents; capitalization; authority; no conflicts; required filings and consents; permits and compliance; financial statements; absence of undisclosed liabilities; absence of certain changes or events; litigation; employee benefit plans; labor and employment matters; real property; title to assets; intellectual property; tax matters; environmental matters; material contracts; insurance; board approval and vote required; certain business practices; sanctions; transactions with interested parties; registered investment advisor compliance matters; agreements with clients; funds; broker dealer compliance matters; commodity pool operator and commodity trading advisor compliance matters; the Exchange Act; and brokers.

Under the Business Combination Agreement, the TIG Entities have made representations and warranties regarding the TIG Entities and their subsidiaries, including with respect to: organization and qualification; subsidiaries; organizational documents; capitalization; authority; no conflicts; required filings and consents; permits and compliance; financial statements; absence of undisclosed liabilities; absence of certain changes or events; litigation; employee benefit plans; labor and employment matters; real property; title to assets; intellectual property; tax matters; environmental matters; material contracts; insurance; board approval and vote required; certain business practices; sanctions; transactions with interested parties; registered investment advisor compliance matters; agreements with clients; funds; broker dealer compliance matters; commodity pool operator and commodity trading advisor compliance matters; the Exchange Act; and brokers.

Under the Business Combination Agreement, Alvarium has made representations and warranties regarding Alvarium and its subsidiaries, including with respect to: organization and qualification; subsidiaries; organizational documents; capitalization; authority; no conflicts; required filings and consents; permits and compliance; financial statements; absence of undisclosed liabilities; absence of certain changes or events; litigation; employee benefit plans; labor and employment matters; real property; title to assets; intellectual property; tax matters; environmental matters; material contracts; insurance; board approval and vote required; certain business practices; sanctions; transactions with interested parties; registered investment advisor compliance matters; agreements with clients; funds; broker dealer compliance matters; commodity pool operator and commodity trading advisor compliance matters; the Exchange Act; and brokers.

Under the Business Combination Agreement, Umbrella has made representations and warranties regarding Umbrella and its transferred companies, including with respect to: organization; authority; capitalization; no conflicts; required filings and consents; no prior operations; tax matters; and brokers.

Under the Business Combination Agreement, Cartesian has made representations and warranties regarding Cartesian and Umbrella Merger Sub, including with respect to: corporate organization; organizational documents; capitalization; authority; no conflict; required filings and consents; compliance matters; SEC filings; financial statements; Sarbanes Oxley; absence of certain changes or events; absence of litigation; board approval and vote required; no prior operations of Umbrella Merger Sub; brokers; trust account; employees; tax matters; Nasdaq listing; transactions with affiliates; and no undisclosed liabilities.

Material Adverse Effect

Material Adverse Effect with respect to Alvarium

Under the Business Combination Agreement, in respect of Alvarium, an “Alvarium Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, (a) is or would reasonably be expected to be materially adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations of Alvarium and the Alvarium Subsidiaries, taken as a whole, or (b) would prevent, materially delay or materially impede the performance by Alvarium of its obligations under the Business Combination Agreement or the consummation of the transactions contemplated thereby; provided, however, that none of the following shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be an Alvarium Material Adverse Effect: (i) any change or proposed change in, or change in the interpretation of, any applicable law or UK GAAP; (ii) events or conditions generally affecting the industries or geographic areas in which Alvarium and the Alvarium Subsidiaries operate; (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, natural disaster, epidemic, disease outbreak, pandemic (including the COVID-19 or SARS-CoV-2 virus or any mutation thereof (including any applicable law, directive, pronouncement, guideline or recommendation issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including any COVID-19 Measures)), or acts of God, (vi) any actions taken or not taken by Alvarium or the Alvarium Subsidiaries as required by the Business Combination Agreement or any agreement ancillary to the Business Combination Agreement, (vii) any effect attributable to the announcement or execution, pendency, negotiation or consummation of the transactions contemplated by the Business Combination Agreement, (viii) any failure to meet any projections, forecasts, estimates or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure has resulted in an Alvarium Material Adverse Effect, or (ix) any actions taken, or failures to take action, or such other changed or events, in each case to which Cartesian has consented in writing, except in the cases of clauses (i) through (iii), to the extent that Alvarium and the Alvarium Subsidiaries, taken as a whole, are disproportionately affected thereby as compared to other participants in the industries in which Alvarium and the Alvarium Subsidiaries operate.

Material Adverse Effect with respect to the TIG Entities

Under the Business Combination Agreement, in respect of the TIG Entities, a “TIG Entities Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, (a) is or would reasonably be expected to be materially adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations of the TIG Entities and their subsidiaries (the “TIG Subsidiaries”), taken as a whole, or (b) would prevent, materially delay or materially impede the performance by the TIG Entities of their obligations under the Business Combination Agreement or the consummation of the transactions contemplated thereby; provided, however, that none of the following shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be a TIG Entities Material Adverse Effect: (i) any change or proposed change in, or change in the interpretation of, any applicable law or US GAAP; (ii) events or conditions generally affecting the industries or geographic areas in which the TIG Entities and the TIG Subsidiaries operate; (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, natural disaster, epidemic, disease outbreak, pandemic (including the COVID-19 or SARS-CoV-2 virus or any mutation thereof (including any applicable law, directive, pronouncement, guideline or recommendation issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including any COVID-19 Measures)), or acts of God, (vi) any actions taken or not taken by the TIG Entities or the TIG Subsidiaries as required by the Business Combination Agreement or any agreement ancillary to the Business Combination Agreement, (vii) any effect attributable to the announcement or execution, pendency, negotiation or consummation of the transactions contemplated by the Business Combination Agreement, (viii) any failure to meet any projections, forecasts, estimates or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure has resulted in a TIG Entities Material Adverse Effect or (ix) any actions taken, or failures to take action, or such other changed or events, in each case to which Cartesian has consented in writing, except in the cases of clauses (i) through (iii), to the extent that the TIG Entities and the TIG Subsidiaries, taken as a whole, are disproportionately affected thereby as compared to other participants in the industries in which the TIG Entities and the TIG Subsidiaries operate.

Material Adverse Effect with respect to the TWMH

Under the Business Combination Agreement, in respect of TWMH, a “TWMH Entities Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, (a) is or would reasonably be expected to be materially adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations of TWMH and the TWMH Subsidiaries, taken as a whole, or (b) would prevent, materially delay or materially impede the performance by TWMH of its obligations under the Business Combination Agreement or the consummation of the transactions contemplated thereby; provided, however, that none of the following shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be a TWMH Material Adverse Effect: (i) any change or proposed change in, or change in the interpretation of, any applicable law or US GAAP; (ii) events or conditions generally affecting the industries or geographic areas in which TWMH and the TWMH Subsidiaries operate; (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, natural disaster, epidemic, disease outbreak, pandemic (including the COVID-19 or SARS-CoV-2 virus or any mutation thereof (including any applicable law, directive, pronouncement, guideline or recommendation issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including any COVID-19 Measures)), or acts of God, (vi) any actions taken or not taken by TWMH or the TWMH Subsidiaries as required by the Business Combination Agreement or any agreement ancillary to the Business Combination Agreement, (vii) any effect attributable to the announcement or execution, pendency, negotiation or consummation of the transactions contemplated by the Business Combination Agreement, (viii) any failure to meet any projections, forecasts, estimates or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure has resulted in a TWMH Material Adverse Effect or (ix) any actions taken, or failures to take action, or such other changed or events, in each case to which Cartesian has consented in writing, except in the cases of clauses (i) through (iii), to the extent that TWMH and the TWMH Subsidiaries, taken as a whole, are disproportionately affected thereby as compared to other participants in the industries in which TWMH and the TWMH Subsidiaries operate.

Material Adverse Effect with respect to Cartesian

Under the Business Combination Agreement, in respect of Cartesian, a “Cartesian Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, (a) is or would reasonably be expected to be materially adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations of Cartesian; or (b) would prevent, materially delay or materially impede the performance by Cartesian of its obligations under the Business Combination Agreement or the consummation of the transactions contemplated thereby; provided, however, that none of the following (or the effect of any of the following) shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be a Cartesian Material Adverse Effect: (i) any change or proposed change in or change in the interpretation of any applicable law or US GAAP, including with respect to the matters related to the statement by the staff of the SEC on accounting and reporting considerations for warrants issued by special purpose acquisition companies; (ii) events or conditions generally affecting the industries or geographic areas in which Cartesian operates; (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake or other natural disaster, epidemic, disease outbreak, pandemic (including the COVID-19 or SARS-CoV-2 virus or any mutation thereof), or acts of God, (vi) any actions taken or not taken by Cartesian as required by the Business Combination Agreement or any agreement ancillary to the Business Combination Agreement, (vii) any effect attributable to the announcement or execution, pendency, negotiation or consummation of the transactions contemplated by the Business Combination Agreement, or (viii) any actions taken, or failures to take action, or such other changed or events, in each case, to which the Companies have consented, except in the cases of clauses (i) through (iii), to the extent that Cartesian is disproportionately affected thereby as compared with other participants in the industry in which Cartesian operates.

Closing of the Business Combination

The Closing will take place remotely by electronic exchange of executed documents, commencing at 9:00 a.m., Eastern Time, on the date that is at least two Business Days after the date on which all conditions described below under the subsection entitled “Conditions to the Closing of the Business Combination Agreement” have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) (or, if later, the date referred to in Section 3.01(f) of the Business Combination Agreement) or such other time and place as Cartesian and the Companies may mutually agree.

Conditions to Closing of the Business Combination Agreement

The consummation of the Business Combination is subject to various conditions. There can be no assurance as to whether or when all of the conditions will be satisfied or waived.

Conditions to Each Party’s Obligations

Each party’s obligation to complete the Business Combination is subject to the satisfaction or, to the extent permitted by law (as applicable), waiver of the following conditions:

(a)

The Cartesian Proposals will have been approved and adopted by the Cartesian Required Shareholders Approval in accordance with the Proxy Statement, the Cayman Islands Companies Act, the Existing Articles and the rules and regulations of Nasdaq;

(b)

No Governmental Authority will have enacted, issued, promulgated, enforced or entered any applicable law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business Combination;

(c)

All required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”) Act will have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Business Combination under the HSR Act will have expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder will have been obtained;

(d)

The Registration Statement will have been declared effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement will be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement will have been initiated or be threatened by the SEC;

(e)	The shares of Cartesian Common Stock constituting the Alvarium Shareholders Share Consideration will have been approved for listing on Nasdaq subject to notice of official issuance;

(f)

Cartesian will have at least $5,000,001 of net tangible assets after giving effect to the Private Placement and following the exercise of the Cartesian Share Redemption in accordance with the Existing Articles.

Conditions to the Obligations of Cartesian

The obligations of Cartesian to complete the Business Combination are also subject to the satisfaction or written waiver of the following conditions:

Alvarium.

(a)

The representations and warranties of Alvarium contained in Section 6.01 (Organization and Qualification; Subsidiaries), Section 6.04 (Authority Relative to this Agreement), Section 6.08 (Absence of Certain Changes or Events) and Section 6.28 (Brokers) will each be true and correct in all respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Alvarium Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of Alvarium contained in Section 6.03 (Capitalization) will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. All other representations and warranties of Alvarium contained in the Business Combination Agreement will be true and correct (without giving any effect to any limitation as to “materiality” or “Alvarium Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in an Alvarium Material Adverse Effect.

(b)

Alvarium will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Alvarium Exchange Effective Time.

(c)	No Alvarium Material Adverse Effect will have occurred and no event or circumstance that may result in or cause a Alvarium Material Adverse Effect will have occurred.

(d)

Alvarium will have delivered to Cartesian a certificate, dated the date of the Closing, signed by an officer of Alvarium, certifying as to the satisfaction of the conditions specified in Section 11.02(a)(i), Section 11.02(a)(ii) and Section 11.02(a)(iii).

(e)

Such officers of Alvarium and the members of the Alvarium Board, in each case, as mutually agreed between the parties (acting reasonably), will have executed and delivered written resignations effective as of the Alvarium Exchange Effective Time.

(f)	Alvarium will have terminated the Alvarium LTIP and provided Cartesian with evidence satisfactory to Cartesian of such termination.

(g)	Alvarium will have delivered to Cartesian the Alvarium LTIP Exchange Agreements, duly executed by all of the Alvarium LTIP participants included on the Alvarium Payment Spreadsheet.

(h)	Alvarium will have delivered to Cartesian the Alvarium Payment Spreadsheet in accordance with Section 3.02.

(i)	Alvarium will have delivered to Cartesian the Closing deliverables set forth in Section 2.03(b).

(j)

The Alvarium Reorganization will have been duly completed, provided, however, that, if Alvarium is unable to complete the Alvarium Reorganization due to a Governmental Authority not having timely processed any filings, applications, or submissions required to consummate the Alvarium Reorganization prior to the Outside Date, the Alvarium Reorganization shall be deemed to have been duly and timely completed for purposes of Section 11.02(a)(x) of the Business Combination Agreement so long as each required filing, application and/or submission made in connection with the Alvarium Reorganization (A) is in form and substance reasonably satisfactory to Cartesian, (B) has been duly filed by Alvarium with the applicable Governmental Authority prior to the Outside Date, and (C) is reasonably evidenced, with such evidence presented to Cartesian, prior to the Outside Date.

TWMH.

(a)

The representations and warranties of TWMH contained in Section 4.01 (Organization and Qualification; Subsidiaries), Section 4.04 (Authority Relative to this Agreement), Section 4.08 (Absence of Certain Changes or Events) and Section 4.28 (Brokers) will each be true and correct in all respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “TWMH Material Adverse Effect” or any similar limitation set forth therein) as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date.

The representations and warranties of TWMH contained in Section 4.03 (Capitalization) will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. All other representations and warranties of TWMH contained in the Business Combination Agreement will be true and correct (without giving any effect to any limitation as to “materiality” or “TWMH Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a TWMH Material Adverse Effect.

(b)

The (i) representations and warranties of Umbrella contained in Section 7.01 (Organization), Section 7.02 (Authority Relative to This Agreement) and Section 7.07 (Brokers) will be true and correct in all respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of Umbrella contained in Section 7.03 (Capitalization) will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of Umbrella contained in Section 7.04 (No Conflict; Required Filings and Consents) and Section 7.05 (No Prior Operations of Umbrella) will be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made at and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not result in a material adverse effect on Umbrella.

(c)

TWMH will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Umbrella Merger Effective Time.

(d)

Umbrella will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Umbrella Merger Effective Time.

(e)	No TWMH Material Adverse Effect will have occurred and no event or circumstance that may result in or cause a TWMH Material Adverse Effect will have occurred.

(f)

TWMH will have delivered to Cartesian a certificate, dated the date of the Closing, signed by an officer of TWMH, certifying as to the satisfaction of the conditions specified in Section 11.02(b)(i), Section 11.02(b)(ii), Section 11.02(b)(iii), Section 11.02(b)(iv), and Section 11.02(b)(v).

(g)

Such officers of TWMH and members of TWMH Board, in each case, as mutually agreed between the parties (acting reasonably), will have executed and delivered written resignations effective as of the Umbrella Merger Effective Time.

(h)

No more than 30 days prior to the Closing Date, Umbrella will have delivered to Cartesian a properly signed certification, dated as of the Closing Date, pursuant to Treasury Regulations Section 1.1445-11T(d)(2), signed under penalties of perjury by a member of Umbrella with management authority over Umbrella in form and substance reasonably satisfactory to Cartesian, certifying that 50% or more of the value of the gross assets of Umbrella does not consist of “U.S. real property interests” (as used in Treasury Regulations Section 1.1445-11T), or that 90% or more of the value of the gross assets of Umbrella does not consist of “U.S. real property interests” plus “cash or cash equivalents” (as used in Treasury Regulations Section 1.1445-11T).

(i)	TWMH will have delivered to Cartesian the TWMH Payment Spreadsheet in accordance with Section 3.02.

(j)	TWMH will have delivered to Cartesian the TWMH Members Written Consent.

(k)

The TWMH/TIG Entities Reorganization will have been duly completed, provided, however, that, if TWMH is unable to complete the TWMH/TIG Entities Reorganization due to a Governmental Authority not having timely processed any filings, applications, or submissions required to consummate the TWMH/TIG Entities Reorganization prior to the Outside Date, the TWMH/TIG Entities Reorganization shall be deemed to have been duly and timely completed for purposes of Section 11.02(b)(xi) of the Business Combination Agreement so long as each required filing, application and/or submission made in connection with the TWMH/TIG Entities Reorganization (A) is in form and substance reasonably satisfactory to Cartesian, (B) has been duly filed by TWMH with the applicable Governmental Authority prior to the Outside Date, and (C) is reasonably evidenced, with such evidence presented to Cartesian, prior to the Outside Date.

(l)	TWMH will have delivered to Cartesian the Closing deliverables set forth in Section 2.03(c).

TIG Entities.

(a)

The representations and warranties of the TIG Entities contained in Section 5.01 (Organization and Qualification; Subsidiaries), Section 5.04 (Authority Relative to this Agreement), Section 5.08 (Absence of Certain Changes or Events) and Section 5.28 (Brokers) will each be true and correct in all respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “TIG Entities Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of the TIG Entities contained in Section 5.03 (Capitalization) will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. All other representations and warranties of the TIG Entities contained in the Business Combination Agreement will be true and correct (without giving any effect to any limitation as to “materiality” or “TIG Entities Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a TIG Entities Material Adverse Effect.

(b)

The (i) representations and warranties of Umbrella contained in Section 7.01 (Organization), Section 7.02 (Authority Relative to This Agreement) and Section 7.07 (Brokers) will be true and correct in all respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of Umbrella contained in Section 7.03 (Capitalization) will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of Umbrella contained in Section 7.04 (No Conflict; Required Filings and Consents) and Section 7.05 (No Prior Operations of Umbrella) will be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made at and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not result in a material adverse effect on Umbrella.

(c)

Each of the TIG Entities will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Umbrella Merger Effective Time.

(d)

Umbrella will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Umbrella Merger Effective Time.

(e)	No TIG Entities Material Adverse Effect will have occurred and no event or circumstance that may result in or cause a TIG Entities Material Adverse Effect will have occurred.

(f)

The TIG Entities will have delivered to Cartesian a certificate, dated the date of the Closing, signed by an officer of TIG GP and an officer of TIG MGMT, certifying as to the satisfaction of the conditions specified in Section 11.02(c)(i), Section 11.02(c)(ii), Section 11.02(c)(iii), Section 11.02(c)(iv), and Section 11.02(c)(v).

(g)

Such officers of the TIG Entities, the TIG GP Managing Member and the TIG MGMT Managing Member, in each case, as mutually agreed between the parties (acting reasonably), will have executed and delivered written resignations effective as of the Umbrella Merger Effective Time.

(h)

No more than 30 days prior to the Closing Date, Umbrella will have delivered to Cartesian a properly signed certification, dated as of the Closing Date, pursuant to Treasury Regulations Section 1.1445-11T(d)(2), signed under penalties of perjury by a member of Umbrella with management authority over Umbrella in form and substance reasonably satisfactory to Cartesian, certifying that 50% or more of the value of the gross assets of Umbrella does not consist of “U.S. real property interests” (as used in Treasury Regulations Section 1.1445-11T), or that 90% or more of the value of the gross assets of Umbrella does not consist of “U.S. real property interests” plus “cash or cash equivalents” (as used in Treasury Regulations Section 1.1445-11T).

(i)	The TIG Entities will have delivered to Cartesian the TIG Entities Payment Spreadsheet in accordance with Section 3.02.

(j)	TIG GP will have delivered to Cartesian the TIG GP Members Written Consent.

(k)	TIG MGMT will have delivered to Cartesian the TIG MGMT Members Written Consent.

(l)

The TWMH/TIG Entities Reorganization will have been duly completed, provided, however, that, if the TIG Entities are unable to complete the TWMH/TIG Entities Reorganization due to a Governmental Authority not having timely processed any filings, applications, or submissions required to consummate the TWMH/TIG Entities Reorganization prior to the Outside Date, the TWMH/TIG Entities Reorganization shall be deemed to have been duly and timely completed for purposes of Section 11.02(c)(xii) of the Business Combination Agreement so long as each required filing, application and/or submission made in connection with the TWMH/TIG Entities Reorganization (A) is in form and substance reasonably satisfactory to Cartesian, (B) has been duly filed by the TIG Entities with the applicable Governmental Authority prior to the Outside Date, and (C) is reasonably evidenced, with such evidence presented to Cartesian, prior to the Outside Date.

(m)	The TIG Entities will have delivered to Cartesian the Closing deliverables set forth in Section 2.03(d).

Conditions to the Obligations of the Target Companies

The obligation of the Target Companies to complete the Business Combination is also subject to the satisfaction or written waiver of the following conditions:

(a)

The representations and warranties of the Cartesian Entities contained in Section 8.01 (Corporate Organization), Section 8.04 (Authority Relative to this Agreement), Section 8.08 (Absence of Certain Changes or Events) and Section 8.12 (Brokers) will each be true and correct in all respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Cartesian Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. The representations and warranties of the Cartesian Entities contained in Section 8.03 (Capitalization) will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date. All other representations and warranties of the Cartesian Entities contained in the Business Combination Agreement will be true and correct (without giving any effect to any limitation as to “materiality” or “Cartesian Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Cartesian Material Adverse Effect.

(b)

Each of the Cartesian Entities will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Umbrella Merger Effective Time.

(c)	No Cartesian Material Adverse Effect will have occurred and no event or circumstance that may result in or cause a Cartesian Material Adverse Effect will have occurred.

(d)

Cartesian will have delivered to the Companies a certificate, dated the date of the Closing, signed by an officer of Cartesian, certifying as to the satisfaction of the conditions specified in Section 11.03(a), Section 11.03(b) and Section 11.03(c).

(e)

Such officers of Cartesian and the members of the Cartesian Board, in each case, as mutually agreed between the parties (acting reasonably), will have executed and delivered written resignations effective as of the Umbrella Merger Effective Time.

(f)	Cartesian will have delivered to the Companies the Closing deliverables set forth in Section 2.03(a).

(g)	The Available Cash will be equal to at least the Minimum Cash Amount.

Covenants Relating to the Conduct of Business; Interim Operations Pending the Closing

Interim Operations of Cartesian and Umbrella Merger Sub

Under the Business Combination Agreement, Cartesian and Umbrella Merger Sub have made certain covenants with respect to the period from the date of the Business Combination Agreement until the earlier of the Closing or the date the Business Combination Agreement is terminated in accordance with its terms (such period, the “Pre-Closing Period”), including, among others, not to (in each case, without the prior written consent of any Target Company, unless required by applicable law and the agreements contemplated by the Business Combination Agreement and subject to specified or otherwise scheduled exceptions):

(a)	Conduct the business other than in the ordinary course of business and in a manner consistent with past practice.

(b)	amend or otherwise change the organizational documents of Cartesian or Umbrella Merger Sub;

(c)	form or create any subsidiaries;

(d)

declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of the shares or equity interests of the Cartesian Entities, other than, with respect to Cartesian, redemptions from the Trust Account that are required pursuant to Cartesian’s Amended and Restated Memorandum and Articles of Association;

(e)

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the Cartesian ordinary shares or Cartesian’s warrants except for the Cartesian share redemption;

(f)

issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any shares, equity interests or other securities of the Cartesian Entities, or any options, warrants, convertible securities or other rights of any kind to acquire any shares, equity interests, or any other ownership interest (including, without limitation, any phantom interest), of the Cartesian Entities;

(g)

acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or enter into any strategic joint ventures, partnerships or alliances with any other person;

(h)	incur any indebtedness;

(i)

make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in the US GAAP or applicable law made subsequent to the date hereof, as agreed to by its independent accountants;

(j)	take certain actions with respect to tax matters;

(k)	liquidate, dissolve, reorganize or otherwise wind up the business and operations of the Cartesian Entities;

(l)	amend the trust agreement or any other agreement related to the Trust Account; or

(m)	agree to commit to do any of the foregoing.

Interim Operations of Alvarium

Under the Business Combination Agreement, Alvarium has made certain covenants with respect to the Pre-Closing Period, including, among others, to cause Alvarium and the subsidiaries of Alvarium to be conducted and operated in the ordinary course of business and in a manner consistent with past practices, to use commercially reasonable efforts to preserve substantially intact Alvarium and the subsidiaries of Alvarium, to avoid terminating (except for cause as reasonably determined by Alvarium) the services of the current officers, key employees and key consultants of Alvarium and the subsidiaries of Alvarium and to preserve the current relationships of Alvarium and the subsidiaries of Alvarium with its and their clients, suppliers and other persons with which Alvarium or any of the subsidiaries of Alvarium have material business relations, not to, in each case, without the prior written consent of Cartesian and subject to specified or otherwise scheduled exceptions:

(a)

amend or otherwise change the organizational documents of Alvarium or the subsidiaries of Alvarium (other than as required in order to effect any action otherwise undertaken in accordance with the Business Combination Agreement);

(b)	other than in the ordinary course of business consistent with past practice, form or create any subsidiaries that are not directly or indirectly wholly owned by Alvarium;

(c)

issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any of the equity interest of Alvarium or the subsidiaries of Alvarium, or any options, warrants, convertible securities or other rights of any kind to acquire any of the equity interest of Alvarium or the subsidiaries of Alvarium, including, without limitation, any phantom interests, other than as scheduled;

(d)

declare, set aside, make or pay any dividend, other distribution or any other amounts, payable in shares, property or otherwise (other than scheduled cash dividends, distributions and other amounts), with respect to any of the equity interest of Alvarium or the subsidiaries of Alvarium, other than dividends or distributions, declared, set aside or paid by any of the subsidiaries of Alvarium to Alvarium or any subsidiary of Alvarium;

(e)

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the equity interest of Alvarium or the subsidiaries of Alvarium, other than redemptions of equity securities from former employees upon the terms set forth in the underlying agreements governing such equity securities, or except for any such transaction by a wholly owned subsidiary of Alvarium that remains a wholly owned subsidiary of Alvarium after consummation of such transaction;

(f)

acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division other than (A) the acquisition, merger or consolidation of a subsidiary of Alvarium by Alvarium or another subsidiary of Alvarium), (B) any acquisition, merger or consolidation entered into (1) for the purposes of creating a new subsidiary in connection with any co-investment or other similar transaction in the ordinary course of business, (2) where the target entity is a new company intended to act as general partner to any fund that is managed or advised by any subsidiary of Alvarium or any affiliate of any subsidiary of Alvarium or joint venture, or (3) where the target entity is a new entity being established for the purposes of holding Alvarium’s rights to any carried interest, promote or other economic interests in any transaction, and (C) certain scheduled acquisitions and (D) acquisitions of newly incorporated companies in the ordinary course of business;

(g)	other than in the ordinary course of business, incur any indebtedness in an individual amount not to exceed $1,000,000;

(h)

grant any material increase in the compensation, incentives or benefits payable or to become payable to any current or former director, shareholder, officer, employee or consultant of Alvarium as of the date of the Business Combination Agreement, other than increases in base compensation of employees in the ordinary course of business or as otherwise scheduled, (B) enter into any new, or materially amend any existing service agreement or severance or termination agreement with (a) any current or former director, shareholder, officer, or (b) consultant or employee whose compensation would make such consultant or employee one of the top ten remunerated individuals at Alvarium, or (C) accelerate or commit to accelerate the funding, payment, or vesting of any compensation or benefits to any current or former director, shareholder, officer, employee or consultant (other than where such acceleration is in accordance with the terms of their employment, engagement or incentive award as at the date of the Business Combination Agreement);

(i)

other than as required by applicable law or pursuant to the terms of an agreement entered into prior to the date of the Business Combination Agreement grant any severance or termination pay to, any director or officer of Alvarium or of any subsidiary of Alvarium, other than in the ordinary course of business consistent with past practices;

(j)

adopt, amend or terminate any benefit plan, except (A) as may be required by applicable law or as necessary in order to consummate the transaction contemplated in the Business Combination Agreement or (B) in the event of annual renewals of health and welfare programs;

(k)	take certain actions with respect to tax matters;

(l)

materially amend, or modify or consent to the termination (excluding any expiration in accordance with its terms) of certain material contract, as applicable, or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of any Alvarium’s or any subsidiary of Alvarium’s material rights thereunder, in each case in a manner that is adverse to Alvarium or any subsidiary of Alvarium, taken as a whole, except in the ordinary course of business;

(m)

intentionally permit any material item of intellectually property of Alvarium to lapse or to be abandoned, invalidated, dedicated to the public, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required to maintain and protect its interest in each and every material item of intellectually property of Alvarium; or

(n)	agree to commit to do any of the foregoing.

Interim Operations of the TIG Entities

Under the Business Combination Agreement, the TIG Entities have made certain covenants with respect to the Pre-Closing Period, including, among others, to cause the TIG Entities and the subsidiaries of the TIG Entities business to be conducted and operated in the ordinary course of business and in a manner consistent with past practices, to use commercially reasonable efforts to preserve substantially intact the TIG Entities and the subsidiaries of the TIG Entities business, to avoid terminating (except for cause as reasonably determined by the TIG Entities)the services of the current officers, key employees and key consultants of the TIG Entities and the subsidiaries of the TIG Entities and to preserve the current relationships of the TIG Entities and the subsidiaries of the TIG Entities with its and their clients, suppliers and other persons with which the TIG Entities and the subsidiaries of the TIG Entities have material business relations, not to, in each case, without the prior written consent of Cartesian and subject to specified or otherwise scheduled exceptions:

(a)

amend or otherwise change the organizational documents of TIG Entities and the subsidiaries of the TIG Entities (other than as required in order to effect any action otherwise undertaken in accordance with the Business Combination Agreement);

(b)	form or create any subsidiaries that are not directly or indirectly wholly owned by the TIG Entities;

(c)

issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any of the equity interest of the TIG Entities and the subsidiaries of the TIG Entities, or any options, warrants, convertible securities or other rights of any kind to acquire any of the equity interest of the TIG Entities and the subsidiaries of the TIG Entities, including, without limitation, any phantom interests;

(d)

declare, set aside, make or pay any dividend, other distribution or any other amounts, payable in stock, property or otherwise (other than scheduled cash dividends, distributions and other amounts), with respect to any of the equity interest of the TIG Entities and the subsidiaries of the TIG Entities, other than dividends or distributions, declared, set aside or paid by any of the subsidiaries of the TIG Entities to the TIG Entities or any subsidiary of the TIG Entities;

(e)

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the equity interest of the TIG Entities and the subsidiaries of the TIG Entities, other than redemptions of equity securities from former employees upon the terms set forth in the underlying agreements governing such equity securities, or except for any such transaction by a wholly owned subsidiary of the TIG Entities that remains a wholly owned subsidiary of the TIG Entities after consummation of such transaction;

(f)

acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division (other than the acquisition, merger or consolidation of a subsidiary of the TIG Entities by the TIG Entities or another subsidiary of the TIG Entities);

(g)

other than in the ordinary course of business, incur any indebtedness if incurring such indebtedness would cause total indebtedness of the TIG Entities and the subsidiaries of the TIG Entities to exceed $41,500,000;

(h)

other than in the ordinary course of business, (A) grant any material increase in the compensation, incentives or benefits payable or to become payable to any current or former director, shareholder, officer, employee or non-entity, individual consultant of the TIG Entities as of the date of the Business Combination Agreement, (B) amend any existing service agreement or enter into any new, or materially amend any existing severance or termination agreement with any current or former director, shareholder, officer, employee or consultant, (C) accelerate or commit to accelerate the funding, payment, or vesting of any compensation or benefits to any current or former director, shareholder, officer, employee or non-entity, individual consultant (other than where such acceleration, funding, payment of vesting is in accordance with the terms of the applicable benefit plan, certain service agreements or employment arrangements);

(i)

other than as required by applicable law or pursuant to the terms of an agreement entered into prior to the date of the Business Combination Agreement grant any severance or termination pay to, any director or officer of the TIG Entities and the subsidiaries of the TIG Entities, other than in the ordinary course of business consistent with past practices;

(j)

adopt, amend or terminate any benefit plan, except (A) as may be required by applicable law or as necessary in order to consummate the transaction contemplated in the Business Combination Agreement or (B) in the event of annual renewals of health and welfare programs;

(k)	take certain actions with respect to tax matters;

(l)

materially amend, or modify or consent to the termination (excluding any expiration in accordance with its terms) of certain material contract, as applicable, or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of any material rights thereunder, in each case in a manner that is adverse to the TIG Entities and the subsidiaries of the TIG Entities, taken as a whole, except in the ordinary course of business;

(m)

intentionally permit any material item of intellectually property of the TIG Entities to lapse or to be abandoned, invalidated, dedicated to the public, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required or advisable to maintain and protect its interest in each and every material item of intellectually property of the TIG Entities; or

(n)	agree to commit to do any of the foregoing.

Interim Operations of TWMH

Under the Business Combination Agreement, TWMH has made certain covenants with respect to the Pre-Closing Period, including, among others, to cause TWMH and the subsidiaries of TWMH business to be conducted and operated in the ordinary course of business and in a manner consistent with past practices, to use commercially reasonable efforts to preserve substantially intact TWMH and the subsidiaries of TWMH business, to avoid terminating (except for cause as reasonably determined by TWMH) the services of the current officers, key employees and key consultants of TWMH and the subsidiaries of TWMH and to preserve the current relationships of TWMH and the subsidiaries of TWMH with its and their clients, suppliers and other persons with which TWMH and the subsidiaries of TWMH have material business relations, not to, in each case, without the prior written consent of Cartesian and subject to specified or otherwise scheduled exceptions:

(a)

amend or otherwise change the organizational documents of TWMH and the subsidiaries of TWMH (other than as required in order to effect any action otherwise undertaken in accordance with the Business Combination Agreement);

(b)	form or create any subsidiaries that are not directly or indirectly wholly owned by TWMH;

(c)

issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any of the equity interest of TWMH and the subsidiaries of TWMH, or any options, warrants, convertible securities or other rights of any kind to acquire any of the equity interest of TWMH and the subsidiaries of TWMH, including, without limitation, any phantom interests;

(d)

declare, set aside, make or pay any dividend, other distribution or any other amounts, payable in stock, property or otherwise (other than scheduled cash dividends, distributions and other amounts), with respect to any of the equity interest of TWMH and the subsidiaries of TWMH, other than dividends or distributions, declared, set aside or paid by any of the subsidiaries of TWMH to TWMH or any subsidiary of TWMH;

(e)

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the equity interest of TWMH and the subsidiaries of TWMH, other than redemptions of equity securities from former employees upon the terms set forth in the underlying agreements governing such equity securities, or except for any such transaction by a wholly owned subsidiary of TWMH that remains a wholly owned subsidiary of TWMH after consummation of such transaction;

(f)

acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division (other than the acquisition, merger or consolidation of a subsidiary of TWMH by TWMH or another subsidiary of TWMH);

(g)	other than in the ordinary course of business, incur any indebtedness if incurring such indebtedness would cause total indebtedness of TWMH and the subsidiaries of TWMH to exceed $12,000,000;

(h)

other than in the ordinary course of business, (A) grant any material increase in the compensation, incentives or benefits payable or to become payable to any current or former director, shareholder, officer, employee or non-entity, individual consultant of TWMH as of the date of the Business Combination Agreement, (B) amend any existing service agreement or enter into any new, or materially amend any existing, severance or termination agreement with any current or former director, shareholder, officer, employee or non-entity, individual consultant, (C) accelerate or commit to accelerate the funding, payment, or vesting of any compensation or benefits to any current or former director, shareholder, officer, employee or non-entity, individual consultant (other than where such acceleration, funding, payment of vesting is in accordance with the terms of the applicable benefit plan, certain service agreements or employment arrangements);

(i)

other than as required by applicable law or pursuant to the terms of an agreement entered into prior to the date of the Business Combination Agreement grant any severance or termination pay to, any director or officer of TWMH and the subsidiaries of TWMH, other than in the ordinary course of business consistent with past practices;

(j)

adopt, amend or terminate any benefit plan, except (A) as may be required by applicable law or as necessary in order to consummate the transaction contemplated in the Business Combination Agreement or (B) in the event of annual renewals of health and welfare programs;

(k)	take certain actions with respect to tax matters;

(l)

materially amend, or modify or consent to the termination (excluding any expiration in accordance with its terms) of certain material contract, as applicable, or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of any material rights thereunder, in each case in a manner that is adverse to TWMH and the subsidiaries of TWMH, taken as a whole, except in the ordinary course of business;

(m)

intentionally permit any material item of intellectually property of TWMH to lapse or to be abandoned, invalidated, dedicated to the public, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required or advisable to maintain and protect its interest in each and every material item of intellectually property of TWMH; or

(n)	agree to commit to do any of the foregoing.

Additional Covenants

Proxy statement; Registration Statement

As promptly as practicable after the execution and delivery of the Business Combination Agreement and the delivery of each of the Alvarium PCAOB Financials, the TWMH PCAOB Financials and the TIG Entities PCAOB Financials, Cartesian and the Companies will prepare and (i) Cartesian will file with the SEC a proxy statement (as amended or supplemented, the “Proxy Statement”) to be sent to Cartesian Shareholders soliciting proxies in favor of the Cartesian Proposals from the Cartesian Shareholders in connection with the extraordinary general meeting of Cartesian Shareholders (the “Cartesian Shareholders’ Meeting”) to be held to consider approval and adoption of (A) the Business Combination Agreement and the Business Combination, (B) the Domestication, (C) the Cartesian Certificate of Incorporation and Cartesian Bylaws, including certain governance provisions in the Cartesian Certificate of Incorporation, (D) the issuance of shares of Cartesian Common Stock as contemplated by the Business Combination Agreement, (E) the Equity Incentive Plan, and (F) any other proposals the parties deem necessary or appropriate to effectuate the Business Combination (collectively, the “Cartesian Proposals”) and (ii) Cartesian will file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”) in which the Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the shares of Cartesian Common Stock to be issued pursuant to, and in connection with, the Business Combination Agreement.

Exclusivity

From and after the date hereof until the Umbrella Merger Effective Time or, if earlier, the valid termination of the Business Combination Agreement, each Target Company and Cartesian shall not and shall direct each of their respective subsidiaries and representatives not to, (i) initiate, solicit, facilitate any, respectively, “Company Acquisition Proposal” or “Business Combination

Proposal” (as each term is defined in the Business Combination Agreement), (ii) engage in any negotiations relating to, respectively, a Company Acquisition Proposal or Business Combination Proposal, (iii) enter into, engage in and maintain discussions or negotiations with respect to any, respectively, “Company Acquisition Proposal” or “Business Combination Proposal”, (v) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any, respectively, “Company Acquisition Proposal” or “Business Combination Proposal”.

Employee Benefits Matters

Cartesian shall, or shall cause the Umbrella Merger Surviving Company and their respective subsidiaries, as applicable, to provide the employees of the Target Companies and their respective subsidiaries who remain employed immediately after the Umbrella Merger Effective Time credit for purposes of eligibility to participate, vesting and determining the level of benefits, as applicable, under any employee benefit plan, program or arrangement established or maintained by Cartesian, the Target Companies, Umbrella Merger Surviving Company or any of their subsidiaries for service accrued or deemed accrued prior to the Umbrella Merger Effective Time with Cartesian, the Target Companies, Umbrella Merger Surviving Company or any of their subsidiaries.

Directors’ and Officers’ Indemnification

The Cartesian Certificate of Incorporation will contain provisions no less favorable with respect to indemnification, advancement or expense reimbursement of directors, officers, employees or agents of the Companies than are set forth in the Alvarium Organizational Documents, TWMH Corporate Documents, TIG GP Corporate Documents and the TIG MGMT Corporate Documents, in each case, as in effect as of the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Umbrella Merger Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Umbrella Merger Effective Time, were directors, managers, officers, employees, or agents of the Companies covered thereby, unless such modification will be required by applicable law.

Cartesian will purchase and have in place at the Closing a “tail” or “runoff” policy (the “D&O Tail Policies”) providing directors’ and officers’ liability insurance coverage for the benefit of those persons who are covered by the directors’ and officers’ liability insurance policies maintained by Cartesian and the Companies, respectively, as of the Closing with respect to matters occurring prior to the Umbrella Merger Effective Time. The D&O Tail Policies will provide for terms with respect to coverage, deductibles and amounts that are no less favorable than those of the applicable policy in effect immediately prior to the Umbrella Merger Effective Time for the benefit of Cartesian’s and the Companies’ directors, managers and officers, as applicable, and will remain in effect for the six year period following the Closing.

Further Action; Reasonable Best Efforts

Each of the parties will use its reasonable best efforts to take, or cause to be taken, appropriate action, and to do, or cause to be done, such things as are necessary, proper or advisable under applicable laws or otherwise to consummate and make effective the Business Combination, including using its reasonable best efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities, including certain regulatory approvals, and parties to contracts with the Target Companies and their respective subsidiaries necessary for the consummation of the Business Combination and to fulfill the conditions to the Business Combination. In case, at any time after the Umbrella Merger Effective Time, any further action is necessary or desirable to carry out the purposes of the Business Combination Agreement, the proper officers and directors of each party shall use their reasonable best efforts to take all such lawful action.

Each of the parties will keep each other apprised of the status of matters relating to the Business Combination, including promptly notifying the other parties of any communication it or any of its affiliates receives from any Governmental Authority relating to the matters that are the subject of the Business Combination Agreement and permitting the other parties to review in advance, and to the fullest extent practicable consult about, any proposed communication by such party to any Governmental Authority in connection with the Business Combination. No party will agree to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry unless it consults with the other parties in advance and, to the extent permitted by such Governmental Authority, gives the other parties the opportunity to attend and participate at such meeting. Subject to the terms of the Confidentiality Agreements, the parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties may reasonably request in connection with the foregoing. Subject to the terms of the Confidentiality Agreements, the parties will provide each other with copies of all material correspondence, filings or communications, including any documents, information and data contained therewith, between them or any of their representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to the Business Combination Agreement and the Business Combination. No party will take or cause to be taken any action before any Governmental Authority that is inconsistent with or intended to delay its action on requests for a consent or the consummation of the transactions contemplated by the Business Combination Agreement.

The consummation of the Business Combination will specifically require the approval from certain Governmental Authorities regarding the change in ownership or control of certain regulated entities. The approvals contemplated by the preceding sentence are conditions to the Closing of the Business Combination. Additionally, each party’s obligation to complete the Business Combination is subject to the waiting period (and any extension thereof) applicable to the consummation of the Business Combination under the Hart–Scott–Rodino Antitrust Improvements Act of 1976 having expired or been terminated.

Financial Statements

Alvarium will use its reasonable best efforts to deliver true and complete copies of (i) the audited consolidated balance sheet of Alvarium and the Alvarium Subsidiaries as of December 31, 2019 and December 31, 2020, and the related audited consolidated statements of income and cash flows of Alvarium and the Alvarium Subsidiaries for such years and (ii) the unaudited consolidated balance sheet of Alvarium and the Alvarium Subsidiaries as of June 30, 2021, and the related unaudited consolidated statements of income and cash flows of Alvarium and the Alvarium Subsidiaries for the six-month periods ended June 30, 2021 and 2020, in each case, (A) prepared in accordance with UK GAAP, applied on a consistent basis throughout the covered periods and (B) audited or reviewed in accordance with the standards of the PCAOB, together with separate audited financial statements of any of the Alvarium Subsidiaries required to be included in the Registration Statement and the Proxy Statement (collectively, the “Alvarium PCAOB Financials”) not later than October 15, 2021.

TWMH will use its reasonable best efforts to deliver true and complete copies of (i) the audited consolidated balance sheet of TWMH and the TWMH Subsidiaries as of December 31, 2019 and December 31, 2020, and the related audited consolidated statements of income and cash flows of TWMH and the TWMH Subsidiaries for such years and (ii) the unaudited consolidated balance sheet of TWMH and the TWMH Subsidiaries as of June 30, 2021, and the related unaudited consolidated statements of income and cash flows of TWMH and the TWMH Subsidiaries for the six-month periods ended June 30, 2021 and 2020, in each case, (A) prepared in accordance with US GAAP, applied on a consistent basis throughout the covered periods and (B) audited or reviewed in accordance with the standards of the PCAOB, together with separate audited financial statements of any of the TWMH Subsidiaries required to be included in the Registration Statement and the Proxy Statement (collectively, the “TWMH PCAOB Financials”) not later than September 17, 2021.

The TIG Entities will use their respective reasonable best efforts to deliver true and complete copies of (i) the audited consolidated balance sheet of the TIG Entities and the TIG Subsidiaries as of December 31, 2019 and December 31, 2020, and the related audited consolidated statements of income and cash flows of the TIG Entities and the TIG Subsidiaries for such years and (ii) the unaudited consolidated balance sheet of the TIG Entities and the TIG Subsidiaries as of June 30, 2021, and the related unaudited consolidated statements of income and cash flows of the TIG Entities and the TIG Subsidiaries for the six-month periods ended June 30, 2021 and 2020, in each case, (A) prepared in accordance with US GAAP, applied on a consistent basis throughout the covered periods and (B) audited or reviewed in accordance with the standards of the PCAOB, together with separate audited financial statements of any of the TIG Subsidiaries required to be included in the Registration Statement and the Proxy Statement (collectively, the “TIG PCAOB Financials”) not later than September 21, 2021.

Stock Exchange Listing

Cartesian will use its reasonable best efforts to cause the shares of Cartesian Common Stock constituting the Alvarium Shareholders Share Consideration to be approved for listing on Nasdaq at Closing, subject to notice of official issuance. During the period from the date hereof until the Closing, Cartesian will use its reasonable best efforts to keep the Cartesian Units, shares of Class A Common Stock and Cartesian Warrants listed for trading on Nasdaq. Prior to the Closing, Cartesian and the Companies will mutually agree upon the ticker symbol of Cartesian.

Antitrust

Each party to the Business Combination Agreement agrees to promptly (and in connection with any required filings under the HSR Act, no later than ten business days after the date of the Business Combination Agreement) make any required filing or application under applicable antitrust laws, as applicable. The parties to the Business Combination Agreement agree to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to applicable antitrust laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable under applicable antitrust laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act.

Each party to the Business Combination Agreement shall, in connection with its efforts to obtain all requisite approvals and authorizations for the transactions contemplated by the Business Combination Agreement under any applicable antitrust laws, use its reasonable best efforts to: (i) cooperate in connection with any filing or submission; (ii) keep the other parties reasonably informed of any communication received or given by such party or its representatives; (iii) permit a representative of the other parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any governmental authority. No party to the Business Combination Agreement shall take any action that could reasonably be expected to adversely affect or materially delay the approval of any governmental authority of any required filings or applications under applicable antitrust laws.

Trust Account

As of the Umbrella Merger Effective Time, the obligations of Cartesian to dissolve or liquidate within a specified time period as contained in Cartesian’s Amended and Restated Memorandum and Articles will be terminated and Cartesian shall have no obligation whatsoever to dissolve and liquidate the assets of Cartesian by reason of the consummation of transactions contemplated by the Business Combination Agreement. Cartesian will provide notice to the Transfer Agent in accordance with the Trust Agreement and will deliver any other documents, opinions or notices required to be delivered to the Transfer Agent pursuant to the Trust Agreement and cause the Transfer Agent, prior to the Umbrella Merger Effective Time, and the Transfer Agent will thereupon be obligated, to transfer the funds held in the Trust Account (other than such funds as are necessary to pay Cartesian’s shareholders who have exercised the Cartesian Share Redemption) as directed by Cartesian and thereafter will cause the Trust Account and the Trust Agreement to terminate.

Additional Private Placements

Cartesian will be permitted to enter into subscription agreements with a financing source or sources relating to Additional Private Placement transactions subject to the prior written consent of the Companies (which will not be unreasonably withheld, conditioned or delayed), and such subscription agreements will, upon execution, be deemed Subscription Agreements. In addition to such Additional Private Placements, subject to the prior written consent of the Companies (which will be in their sole discretion), Cartesian will be permitted to enter into additional subscription agreements with a financing source or sources relating to a Private Placement transaction, which such subscription agreements will, upon execution, be deemed Subscription Agreements.

TWMH and TIG Written Consents

Simultaneously with the execution of the Business Combination Agreement, (a) TWMH will cause the TWMH Key Members to deliver to Cartesian a written consent (which will be irrevocable and in such form and substance as will be reasonably acceptable to Cartesian) approving and adopting the Business Combination Agreement and approving the Business Combination, (b) TIG GP will cause the TIG GP Key Members to deliver to Cartesian a written consent (which will be irrevocable and in such form and substance as will be reasonably acceptable to Cartesian) approving and adopting the Business Combination Agreement and approving the Business Combination, and (c) TIG MGMT will cause the TIG MGMT Key Members to deliver to Cartesian a written consent (which will be irrevocable and in such form and substance as will be reasonably acceptable to Cartesian) approving and adopting the Business Combination Agreement and approving the Business Combination.

Alvarium LTIP

Alvarium (a) will not grant any awards under the Alvarium LTIP unless a recipient of such awards agrees to execute and deliver to Alvarium an Alvarium LTIP Exchange Agreement and (b) will not issue any Alvarium Shares pursuant to the exercise of any awards under the Alvarium LTIP unless a recipient of such awards will execute and deliver to Alvarium an Alvarium LTIP Exchange Agreement.

Termination

The Business Combination Agreement may be terminated, and the Business Combination may be abandoned at any time prior to the Umbrella Merger Effective Time, as follows:

(a)	by mutual written consent of Cartesian and the Companies;

(b)

by either Cartesian or the Companies if the Umbrella Merger Effective Time will not have occurred prior to January 4, 2023 (the “Outside Date”); provided further, that the Business Combination Agreement may not be terminated under Section 12.01(b) by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article XI on or prior to the Outside Date;

(c)

by either Cartesian or the Companies if any Governmental Authority will have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination;

(d)

by either Cartesian or the Companies if any of the Cartesian Proposals will fail to receive the Cartesian Required Shareholders Approval at the Cartesian Shareholders’ Meeting or any adjournment or postponement thereof;

(e)

by Cartesian if (i) TWMH will have failed to deliver to Cartesian the TWMH Members Written Consent, (ii) TIG GP will have failed to deliver to Cartesian the TIG GP Members Written Consent, or (ii) TIG MGMT will have failed to deliver to Cartesian the TIG MGMT Members Written Consent, in each case, immediately following execution and delivery of the Business Combination Agreement;

(f)

by Cartesian upon a breach of any representation, warranty, covenant or agreement on the part of any of the Companies set forth in the Business Combination Agreement, or if any representation or warranty of the Companies will have become untrue, in either case such that the conditions set forth in Section 11.02(a)(i), Section 11.02(a)(ii), Section 11.02(b)(i), Section 11.02(b)(ii), Section 11.02(b)(iii), Section 11.02(b)(iv), Section 11.02(c)(i), Section 11.02(c)(ii), Section 11.02(c)(iii), or Section 11.02(c)(iv) of the Business Combination

Agreement would not be satisfied (“Terminating Companies Breach”); provided that Cartesian has not waived such Terminating Companies Breach and the Cartesian Entities are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating Companies Breach is curable by the applicable Company, Cartesian may not terminate the Business Combination Agreement under Section 12.01(h) for so long as the applicable Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within 30 days after notice of such breach is provided by Cartesian to the applicable; or

(h)

by each of the Companies upon a breach of any representation, warranty, covenant or agreement on the part of the Cartesian Entities set forth in the Business Combination Agreement, or if any representation or warranty of the Cartesian Entities will have become untrue, in either case such that the conditions set forth in Section 11.03(a) or Section 11.03(b) of the Business Combination Agreement would not be satisfied (“Terminating Cartesian Breach”); provided that no Company (i) has waived such Terminating Cartesian Breach and (ii) is not then in material breach of their respective representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating Cartesian Breach is curable by the Cartesian Entities, the Companies may not terminate the Business Combination Agreement under Section 12.01(i) of the Business Combination Agreement for so long as the Cartesian Entities continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within 30 days after notice of such breach is provided by the Companies to Cartesian.

Effect of Termination

In the event of the termination of the Business Combination Agreement, the Business Combination Agreement will, to the fullest extent permitted by applicable law, forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party, except as set forth in Section 12.02, Section 12.03, Section 12.04, Article XIII, or any corresponding definitions set forth in Article I of the Business Combination Agreement, or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party

Indemnification

The representations and warranties made by each of the parties to the Business Combination Agreement do not survive the Closing, and there is no associated indemnification from any party for a breach of any of its representations and warranties. The foregoing does not limit the remedies of the parties to the Business Combination Agreement for fraud.

The covenants and agreements made by each of the parties to the Business Combination Agreement that are to be performed prior to or at the Closing do not survive the Closing, and there is no associated indemnification from any party for a breach of any of such covenants or agreements. The covenants and agreements made by each of the parties that are to be performed following the Closing survive the Closing in accordance with their terms, until fully performed. While there is no associated indemnification for breaches of such covenants, each party to the Business Combination Agreement retains all rights and remedies available at law or in equity for any such breach, including specific performance.

Expenses

In the event that the Business Combination Agreement is terminated in accordance with Section 12.01 and in addition to Section 12.04, all Transaction Expenses incurred in connection with the Business Combination Agreement, the other Transaction Documents and the transactions contemplated thereby shall be paid by the party incurring such Transaction Expenses, except that Cartesian, Alvarium, TWMH and the TIG Entities shall each pay one fourth (1/4) of (a) all Transaction Expenses incurred relating to the regulatory approvals set forth in Section 11.02(A)(a) to (f) of the Alvarium Disclosure Schedule. If the transactions contemplated by the Business Combination Agreement are consummated, on the Closing Date, Cartesian shall pay or cause to be paid all Transaction Expenses of the parties from the combined cash accounts of Cartesian and the Companies after the release of funds from the Trust Account.

Termination Fee

In addition to Section 12.03, if Cartesian shall have terminated the Business Combination Agreement pursuant to Section 12.01(b), (i) Alvarium shall severally (and not jointly) pay Cartesian, by wire transfer of immediately available funds to an account designated in writing by Cartesian, within two (2) Business Days after such termination, an amount equal to $5,500,000, plus interest on such amount at a rate of 8% per annum measured from the date that such Termination Fee is required to be paid, and (ii) the TIG Entities and TWMH shall jointly and severally pay Cartesian, by wire transfer of immediately available funds to an account designated in writing by Cartesian, within two (2) Business Days after such termination, an aggregate amount equal to $11,000,000, plus interest on such amount at a rate of 8% per annum measured from the date that such Termination Fee is required to be paid (collectively (i) and (ii), the “Termination Fee”) provided that no Termination Fee shall be payable by the Companies if the Alvarium Reorganization is completed on or before 11.59 p.m. Eastern Time on January 5, 2023.

If the Companies fail to pay any amount of the Termination Fee under Section 12.04(b) to Cartesian, and Cartesian commences a suit which results in a final, nonappealable judgment against any of the Companies, for any such amounts or any portion thereof, then the Companies shall pay Cartesian’s costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on any such amounts at the prime rate (as published in The Wall Street Journal) in effect on the date such payment was required to be made through the date of payment.

Notwithstanding anything to the contrary in the Business Combination Agreement, the parties expressly acknowledge and agree that, with respect to any termination of the Business Combination Agreement, other than in the case of fraud or willful misconduct by any of the Companies, in circumstances where the Termination Fee is payable, the payment of such Termination Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which Cartesian would otherwise be entitled to assert against the Companies with respect to the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement and shall constitute the sole and exclusive remedy available to Cartesian; provided, that the foregoing shall not limit the rights of Cartesian for specific performance or other injunctive relief in lieu of terminating the Business Combination Agreement.

Amendment

The Business Combination Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as the Business Combination Agreement and which makes reference to the Business Combination Agreement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Sponsor Support Agreement Amendment

As previously reported, concurrently with the execution of the Business Combination Agreement, Cartesian, CGC Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), Alvarium, TWMH and the TIG Entities entered into the Sponsor Support Agreement (the “Original Sponsor Support Agreement”). On October 25, 2022, Cartesian, Sponsor, Alvarium, TWMH and the TIG Entities entered into Amendment No. 1 to the Sponsor Support Agreement (the “Sponsor Support Agreement Amendment” and, the Original Sponsor Support Agreement as amended by the Sponsor Support Agreement Amendment, the “Sponsor Support Agreement”), solely to (a) amend the third WHEREAS clause to provide that Sponsor will, at the Closing, subject a certain number of its shares of SPAC Class A Common Stock (as defined therein in the Original Sponsor Support Agreement) to forfeiture in an amount equal to (x) the product of (i) 15% and (ii) (A) 8,550,000 minus (B) the number of Sponsor Redemption Shares (as defined in the Original Sponsor Support Agreement) that have been required to be forfeited pursuant to Section 3 of the Original Sponsor Support Agreement at the relevant time minus (y) 210,000, and (b) insert a new Section 9, to provide that, following the Closing, Cartesian shall undertake to register for resale certain securities purchased by the Sponsor prior to the Closing.

Pursuant to the Sponsor Support Agreement:

(a)

Sponsor will subject 2,850,000 shares of its Class B Common Stock (the “Sponsor Redemption Shares”) to forfeiture pursuant to which if the Net Redemption Percentage is more than 50%, then immediately prior to the Closing and prior to the Class B Conversion pursuant to the Existing Articles, Sponsor will surrender to Cartesian for cancellation a number Sponsor Redemption Shares (rounded down to the nearest whole share) equal to the product of (a) the number of Sponsor Redemption Shares and (b) a percentage equal to the product of (i) the amount by which the Net Redemption Percentage exceeds 50% and (ii) two. (A) “Net Redemption Percentage” means a percentage equal to the quotient of (i) the Net Redemption Amount, if any, divided by (ii) the amount of funds contained in the Trust Account as of the Reference Time (prior to giving effect to the exercise of the Cartesian Share Redemption) and (B) “Net Redemption Amount” means the positive difference, if any, between (i) the aggregate amount of payments to be made to the holders of Class A ordinary shares that have elected to redeem all or a portion of their Class A ordinary shares at the per-share price equal to each such holder’s pro rata share of the Trust Account pursuant to the Cartesian Share Redemption minus (ii) aggregate amount of funds in excess of $125,000,000 to be paid by certain investors to purchase Class A ordinary shares pursuant to the Private Placements and the Subscription Agreements relating to the Private Placements (it being understood that if the difference between clauses (i) and (ii) above will be zero or a negative number, then there will be no Net Redemption Amount and the provisions of Section 3 will not apply).

(b)

Sponsor will, following the Closing, subject a certain number of its shares of Class A Common Stock to forfeiture in an amount equal to (x) the product of (i) 15% and (ii) (A) 8,550,000 minus (B) the number of Sponsor Redemption Shares that have been required to be forfeited pursuant to Section 3 of the Sponsor Support Agreement at the relevant time minus (y) 210,000 (the “Sponsor Earn-Out Shares”) to an “earn-out” pursuant to which, at any time during the Earn-Out Period:

i.	If the First Level Earn-Out Target is achieved, then 50% of the Sponsor Earn-Out Shares (the “First Level Sponsor Earn-Out Shares”) will no longer be subject to forfeiture;

ii.	If the Second Level Earn-Out Target is achieved, then an additional 50% of the Sponsor Earn-Out Shares (the “Second Level Sponsor Earn-Out Shares”) will no longer be subject to forfeiture;

iii.

If either Earn-Out Target is, or both Earn-Out Targets are, achieved on or prior to the last day of the Earn-Out Period, then following the achievement of the applicable Earn-Out Target, (a) Sponsor will provide written notice to Cartesian informing Cartesian that the applicable Earn-Out Target(s) have been satisfied and that the First Level Sponsor Earn-Out Shares or the Second Level Sponsor Earn-Out Shares, as applicable, are no longer subject to forfeiture, and (b) immediately following receipt of such notice from Sponsor, Cartesian will take all necessary action to cause the First Level Sponsor Earn-Out Shares or the Second Level Sponsor Earn-Out Shares, as applicable, to no longer be subject to forfeiture, including providing all necessary notices to CST;

iv.

If neither Earn-Out Target has been achieved on or prior to the last day of the Earn-Out Period, then the First Level Sponsor Earn-Out Shares and Second Level Sponsor Earn-Out Shares will be forfeited and cancelled. Upon the forfeiture and cancellation of the First Level Sponsor Earn-Out Shares or the Second Level Sponsor Earn-Out Shares, as applicable, pursuant to the foregoing sentence, Sponsor will surrender to Cartesian for cancellation, the First Level Sponsor Earn-Out Shares or the Second Level Sponsor Earn-Out Shares, as applicable; and

v.

If (i) a Cartesian Change of Control occurs during the Earn-Out Period and/or (ii) any Earn-Out Target of the Companies pursuant to Section 3.07 of the Business Combination Agreement has been deemed satisfied or waived during the Earn-Out Period, then, immediately prior to the consummation of such Cartesian Change of Control and/or such satisfaction or waiver of any Earn-Out Target of the Companies, respectively, (A) any Earn-Out Target that has not been previously satisfied will be deemed to be satisfied and (B) the First Level Sponsor Earn-Out Shares or the Second Level Sponsor Earn-Out Shares, as applicable, will no longer be subject to forfeiture.

(c)

Sponsor will, effective as of immediately prior to the effective time of the Umbrella Merger, transfer and assign its 8,900,000 Private Placement Warrants to the TWMH Members, the TIG GP Members, the TIG MGMT Members and the Alvarium Shareholders, in accordance with the TWMH Payment Spreadsheet, the TIG Entities Payment Spreadsheet and the Alvarium Payment Spreadsheet.

(d)

Sponsor will (i) cause its Cartesian ordinary shares to be counted as present at the Cartesian Shareholders’ Meeting, (ii) vote all of its Class B ordinary shares (a) in favor of the Business Combination Agreement, the Business Combination and any other matter reasonably necessary to the consummation of the Business Combination and (b) against any action, agreement, transaction or proposal that would reasonably be expected to result in a breach of the terms of the Business Combination Agreement or any agreement ancillary to the Business Combination Agreement, or in failure of the Business Combination from being consummated;

(e)

Sponsor will not, until the end of the Earn-Out Period, directly or indirectly transfer or sell any Sponsor Earn-Out Shares, except to affiliates of Sponsor that executes the Sponsor Support Agreement or a joinder thereto;

(f)

Sponsor will not (a) demand that Cartesian redeem its Class B ordinary shares in connection with the Business Combination or (b) otherwise participate in any such redemption by tendering or submitting any of its Class B ordinary shares for redemption; and

(g)

Sponsor will waive the anti-dilution provisions of Section 17.3 set forth in the Existing Articles relating to the adjustment of the Initial Conversion Ratio (as defined in the Existing Articles), and will agree not to exercise any rights to adjustment or other anti-dilution protection with respect to the rate at which Class B ordinary shares convert into Class A ordinary shares.

(h)	Cartesian shall undertake to register for resale certain securities purchased by the Sponsor prior to the Closing, in a manner consistent with the Registration Rights and Lock-Up Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached to this proxy statement/prospectus as Annex G and incorporated herein by reference.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the full text of the Original Sponsor Support Agreement, a copy of which is attached as Annex G to the Proxy Statement (as defined below) and incorporated herein by reference.

Registration Rights and Lock-Up Agreement

At the Closing, Cartesian, certain SPAC Shareholders (including the Sponsor), the Alvarium Shareholders, the TWMH Members, the TIG GP Members and the TIG MGMT Members (such shareholders and members, the “Holders”) will enter into the Registration Rights and Lock-Up Agreement, pursuant to which, among other things, Cartesian will be obligated to file a registration statement to register the resale of certain securities of Cartesian held by the Holders (including any outstanding Cartesian Common Stock and any other equity security (including the Private Placement Warrants and any other warrants to purchase SPAC Common Stock and SPAC Common Stock issued or issuable upon the exercise or conversion of any other such equity security) of Cartesian held by a Holder immediately following the Closing (including any securities distributable pursuant to the Business Combination Agreement and any PIPE Shares) and any SPAC Common Stock or any other equity security issued or issuable, including in exchange for Umbrella Class B Common Units pursuant to the terms and subject to the conditions of the Umbrella A&R LLCA). The Registration Rights and Lock-Up Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain customary exceptions, the Registration Rights and Lock-Up Agreement further provides for the SPAC Common Stock and any other equity securities convertible into or exercisable or exchangeable for SPAC Common Stock (“Lock-Up Shares”) held by the Holders to be locked up for a period of time, as follows:

(a)	In relation to the Private Placement Warrants (other than those held by specified individuals (“Director Holders”)):

i.	One-third of the Private Placement Warrants will be locked up during the period beginning on the Closing Date and ending on the date that is two years after the Closing Date; and

ii.	One-third of the Private Placement Warrants will be locked up during the period beginning on the Closing Date and ending on the date that is three years after the Closing Date; and

iii.	One-third of the Private Placement Warrants will not be locked up;

(b)

The SPAC Class B Ordinary Shares held by the Director Holders and the SPAC Common Stock received in exchange for such SPAC Class B Ordinary Shares (the “Director Shares”) will be locked up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date;

(c)

50% of the shares of SPAC Common Stock, or Umbrella Class B Common Units that are exchangeable into SPAC Common Stock pursuant to the Umbrella A&R LLCA, held by the Inactive Target Holders (as designated therein) (the “Inactive Target Holder Shares”) will be locked up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date;

(d)

The Option Shares (as defined in the Option Agreements) (the “Sponsor-Sourced Option Shares”) will be locked up for the period beginning on the Closing Date and ending on the earlier to occur of (x) one year after the date of the Closing Date or (y) such time, at least 150 days after the Closing Date, that the closing price of SPAC Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period;

(e)	In relation to the Lock-Up Shares (other than the Private Placement Warrants, the Director/Inactive Target Holder Shares and the Sponsor-Sourced Option Shares):

i.

40% of such Lock-Up Shares (plus, in the case of Sponsor, 210,000 Lock-Up Shares) will be locked up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date (plus, in the case of Sponsor, 210,000 Lock-Up Shares);

ii.

30% of such Lock-Up Shares (minus, in the case of Sponsor, 105,000 Lock-Up Shares) will be locked up during the period beginning on the Closing Date and ending on the date that is two years after the Closing Date; and

iii.

30% of such Lock-Up Shares (minus, in the case of Sponsor, 105,000 Lock-Up Shares) will be locked up during the period beginning on the Closing Date and ending on the date that is three years after the Closing Date.

The foregoing description of the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit F to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Amendment to Subscription Agreements

As previously reported, on September 19, 2022, Cartesian entered into subscription agreements (the “Original PIPE Subscription Agreements”) with certain investors (each a “PIPE Investor”) to purchase, following the Domestication, SPAC Class A Common Stock (such shares, collectively, “PIPE Shares”) in an aggregate value of $164,999,807, representing 16,836,715 PIPE Shares at a price of $9.80 per share.

On October 25, 2022, Cartesian amended each of the Original PIPE Subscription Agreements (the “PIPE Subscription Agreement Amendments”), solely to redefine “Subscribed Shares” in the Original PIPE Subscription Agreements to refer to the sum of the Base Share Number (as defined therein) plus a number of Shares (as defined in the Original Sponsor Support Agreement) forfeited pursuant to Section 3 of the Original Sponsor Support Agreement, multiplied by (b) a fraction (i) the numerator of which is the Base Share Number and (ii) the denominator of which is the sum of the number of the Non-Redeemed SPAC Class A Common Shares and the number of Private Placement Shares.

The foregoing description of the PIPE Subscription Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the PIPE Subscription Agreement Amendment, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, and the full text of the form of Original PIPE Subscription Agreement, a copy of which is attached as Annex F to the Proxy Statement and incorporated herein by reference.

Option Agreements

As previously reported, on September 19, 2022, the Sponsor entered into option agreements (the “Original Option Agreements”) with each of the PIPE Investors pursuant to which, among other things, Sponsor granted such PIPE Investors a non-transferable option (the “Option”) to purchase an aggregate of 3,625,000 shares of SPAC Class A Common Stock held by the Sponsor (the “Option Shares”).

On October 25, 2022, the Sponsor entered into an amendment to the Original Option Agreements with each of the PIPE Investors (the “Option Agreement Amendment”), solely to amend Section 1(a) of the Original Option Agreements for the purpose of providing that each PIPE Investor’s Option to acquire the Options Shares from the Sponsor will be at a purchase price of, from the Closing until the earlier to occur of the first anniversary of the Closing or the Expiration Date (as defined in the Original Option Agreements), $10.50 per Option Share or, from the first anniversary of the Closing until the Expiration Date, $11.50 per Option Share.

The foregoing description of the Option Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Option Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference, and the full text of the form of Original Option Agreement, a copy of which is attached as Exhibit 10.7 to the Current Report on Form 8-K filed with the SEC by Cartesian on September 23, 2021 and incorporated herein by reference

Additional Information and Where to Find It

Cartesian filed on October 17, 2022 a definitive proxy statement/prospectus that is both the proxy statement distributed to Cartesian’s shareholders in connection with Cartesian’s solicitation of proxies for the vote by Cartesian’s shareholders at the Special Meeting, as well as the prospectus relating to the offer and sale of securities of Cartesian to be issued in the Business Combination (the “Proxy Statement”). This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combinations. The Proxy Statement and other relevant documents are being mailed to all Cartesian’s shareholders as of the Record Date. Cartesian’s shareholders are advised to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available as these materials contain important information about the parties to the Business Combination Agreement, Cartesian and the Business Combination. Shareholders may obtain free copies of the Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Cartesian Growth Corporation, 505 Fifth Avenue, 15th Floor, New York, NY 10017, USA.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Cartesian, the Companies and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Cartesian’s shareholders with respect to the proposed Business Combination. A list of the names of Cartesian’s directors and executive officers and a description of their interests in Cartesian is contained in Cartesian’s Annual Report on Form 10-K for the year ended December 30, 2021, which was filed with the SEC on March 18, 2022 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Cartesian Growth Corporation, 505 Fifth Avenue, 15th Floor, New York, NY 10017. Additional information regarding the interests of the participants in the solicitation of proxies from Cartesian’s shareholders with respect to the proposed Business Combination are contained in the Proxy Statement.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate to future events or the future financial or operating performance of Cartesian, the Companies or the combined company expected to result from the Business Combination. For example, statements regarding the outcomes of the proposed Business Combination, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are provided for illustrative purposes only and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions, whether or not identified in this Current Report on Form 8-K, that, while considered reasonable by Cartesian, the Companies and their respective management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including (i) the inability to complete the Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination; (iii) the inability to obtain or maintain the listing of Cartesian’s shares on Nasdaq following the Business Combination; (iv) costs related to the Business Combination; (v) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vi) Cartesian and the Companies’ ability to manage growth and execute business plans and meet projections; (vii) potential litigation involving Cartesian or any of the Companies; (viii) changes in applicable laws or regulations, particularly with respect to wealth management and asset management; (ix) general economic and market conditions impacting demand for Cartesian’s or the Companies’ services, and in particular economic and market conditions in the financial services industry in the markets in which Cartesian or any of the Companies operate; and (x) other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Cartesian’s final prospectus relating to its initial public offering, dated February 23, 2021, and other filings with the SEC. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Cartesian nor the Companies presently know or that Cartesian or any of the Companies currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Cartesian and the Companies described above. None of Cartesian or any Company undertakes any duty to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Amended and Restated Business Combination Agreement, dated as of October 25, 2022, by and among Cartesian, the Companies, Umbrella Merger Sub and Umbrella.

10.1	Amendment No. 1 to the Sponsor Support Agreement, dated as of October 25, 2022, by and among Cartesian, TWMH, the TIG Entities and Alvarium.

10.2	Form of Amendment to Subscription Agreement.

10.3	Form of Amendment to Option Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Cartesian agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN GROWTH CORPORATION

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Chief Executive Officer

Date: October 25, 2022